UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act File Number 811-4946

THOMPSON PLUMB FUNDS, INC.
(Exact name of registrant as specified in charter)

918 Deming Way
Madison, Wisconsin 53717
(Address of principal executive offices)--(Zip code)

John W. Thompson
Chief Executive Officer and President
Thompson Plumb Funds, Inc.
918 Deming Way
Madison, Wisconsin 53717
(Name and address of agent for service)

With a copy to:

Fredrick G. Lautz, Esq.
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Registrant's telephone number, including area code: (608) 827-5700

Date of fiscal year end: November 30, 2010

Date of reporting period: November 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

Annual Report
November 30, 2010

Thompson Plumb Growth Fund (THPGX)

Thompson Plumb MidCap Fund (THPMX)

Thompson Plumb Bond Fund (THOPX)

Telephone: 1-800-999-0887
www.thompsonplumb.com

___________________________________________

THOMPSON PLUMB FUNDS, INC.
ANNUAL REPORT TO SHAREHOLDERS

NOTE ON FORWARD-LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements. These include any Advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, investment styles, market sectors, interest rates, economic trends and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current Prospectus, other factors bearing on these reports include the accuracy of the Advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the Advisor or portfolio manager and the ability of the Advisor or portfolio manager to implement its strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any Fund to differ materially as compared to its benchmarks.

THOMPSON PLUMB FUNDS, INC.
ANNUAL REPORT TO SHAREHOLDERS

November 30, 2010

CONTENTS

Page(s)
GROWTH FUND
Investment review	4-6
Schedule of investments	7-9

MIDCAP FUND
Investment review	10-12
Schedule of investments	13-14

BOND FUND
Investment review	15-17
Schedule of investments	18-28

FUND EXPENSE EXAMPLES	29

FINANCIAL STATEMENTS
Statements of assets and liabilities	30
Statements of operations	31
Statements of changes in net assets	32
Notes to financial statements	33-40
Financial highlights	41-43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	44

DIRECTORS AND OFFICERS	45-46

ADDITIONAL INFORMATION	47-50

This report contains information for existing shareholders of Thompson Plumb Funds, Inc. It does not constitute an offer to sell. This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Fund Prospectus, which contains information about the Funds’ objectives and policies, risks, management, expenses and other information.
A Prospectus can be obtained by calling 1-800-999-0887.

Please read your Prospectus carefully.

GROWTH FUND INVESTMENT REVIEW (Unaudited)
November 30, 2010

Portfolio Managers
     James T. Evans, CFA
     Jason L. Stephens, CFA
     John W. Thompson, CFA

Performance

The Growth Fund produced a total return of 8.17% for the fiscal year ended November 30, 2010, as compared to its benchmark, the S&P 500 Index, which returned 9.94%.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 11/30/10
	1 Year	3 Year	5 Year	10 Year
Thompson Plumb Growth Fund	8.17%	-8.67%	-3.96%	1.00%
S&P 500 Index	9.94%	-5.15%	0.98%	0.81%

Gross Expense Ratio as of 3/31/10 was 1.54%.
Net Expense Ratio – Effective 12/01/09 – 1.40%.*

* The Advisor has contractually agreed to waive management fees and/or reimburse expenses incurred by the Growth Fund through March 31, 2011.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonplumb.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all fee waivers that may be in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares, nor does it imply future performance. The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. You cannot directly invest in an index.

See Notes to Financial Statements.

GROWTH FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2010

Management Commentary

The Growth Fund lagged its benchmark during the annual fiscal period largely due to the contrast in performance between the Industrial and Technology sectors. The Fund’s portfolio has been structured with the intention of having a modest pro-cyclical bias during the past year, which generated positive relative performance in the form of the Fund’s Energy overweight, Consumer Staples underweight, and other decisions. Individual security selection outperformed the Fund’s benchmark in most sectors, and except for an overweighting in the underperforming Health Care sector, sector selection also generally outperformed the Fund’s benchmark. A few individual holdings, including Smith International and Bare Escentuals, were even acquired by other firms at premiums to their trading price during the year.

However, the holdings of the Fund within the Industrials sector were concentrated in companies we viewed as more conservative than the average Industrial-sector stock in the S&P 500, which proved to be a mistake from a performance perspective. Many Industrials stocks had already significantly appreciated during the prior fiscal year, appreciation that we attributed to hopes of rapid growth in emerging markets such as China, India and Brazil. With valuations that we felt were stretched for these Industrials, we thought a better way for shareholders to benefit from the same theme of emerging market growth existed within the Technology sector. While Technology stocks did outperform the overall index during the annual period, investors did not reward the stocks of these companies with higher multiples, even as emerging-market growth appeared to have caused the companies’ earnings to accelerate. Contrast this with many Industrials, which showed similar earnings growth as Technology-sector stocks that was accompanied by valuation-multiple expansions. In effect, it appears to us that the market was willing to pay a premium for the exposure of stocks in the Industrials sector to rapidly growing markets, but was unwilling to afford this same premium to Technology stocks.

Looking ahead to the next fiscal year, we expect the economy to continue to show signs of recovery. If this occurs, then based on our expected path of earnings growth, we see significant upside for the S&P 500 as a whole. Earnings for companies in that index set a high in 2006 (slightly above 2007 levels), and declined 31.1% peak-to-trough by 2008. At the same time the S&P 500 index itself dropped 55.3% from its record high in 2007 to its trough in early 2009. The First Call Corporation’s published consensus as of the end of the fiscal year estimated that 2011 earnings would set a new high, rising 4.8% from their prior peak. If the prices for stocks in the S&P 500 were to track this estimated earnings high, the return for the index from the end of this past fiscal year through the end of the 2011 fiscal year could exceed the index’s return for the fiscal year ending November 30, 2010.

We believe a very attractive absolute return for the Fund is realistic over the next fiscal year. Nominal Gross Domestic Product (“GDP”) has already hit a new cyclical high, and with all the cost-cutting initiatives undertaken by many companies over the past two years it seems reasonable to us that aggregate corporate profits earned from the current GDP peak could also achieve a new high. At only 14x forward estimates the market is trading at lower multiples than virtually any time since the 1980s, with the exception of the 2009 bottom, which in our view means P/E expansion is possible. We believe a recovering economy could produce more revenue growth in 2011 than we have seen in 2010, which when coupled with productivity could cause 2011 earnings to accelerate on the upside. Assuming the average P/E ratio remains constant at current levels, we feel the return produced by the market should be dictated by earnings, which as discussed before we believe may be heading in the direction of a new cyclical peak. Because we feel the Fund’s holdings have the potential to have similar earnings growth and valuation to that of the index, we believe investors could be rewarded if the market agrees with this analysis.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility.

Please refer to the Schedule of Investments on page 7 of this report for holdings information. The management commentary above as well as Fund holdings and asset/sector allocations should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings and asset/sector allocations are subject to change.

Current and future portfolio holdings are subject to risk.

Earnings Growth is a measure of growth in a company’s net income over a specific period, often one year.

Price to earnings (P/E) ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

See Notes to Financial Statements.

GROWTH FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2010

Top 10 Equity Holdings at 11/30/10
		% of Fund’s
Company	Industry	Net Assets
Exxon Mobil Corp.	Oil & Gas Producers	3.91%
Microsoft Corp.	Software & Computer	2.96%
	Services
Medco Health Solutions, Inc.	Health Care Equipment &	2.61%
	Services
General Electric Co.	General Industrials	2.22%
Bank of America Corp.	Banks	2.13%
Schlumberger Ltd.	Oil Equipment, Services &	2.12%
	Distribution
Cisco Systems, Inc.	Technology Hardware &	2.10%
	Equipment
Walgreen Co.	Food & Drug Retailers	2.09%
Hess Corp.	Oil & Gas Producers	2.07%
Intel Corp.	Technology Hardware &	2.07%
	Equipment
As of November 30, 2010, 100.1% of the Fund’s net assets were in equity, cash and short-term instruments.

See Notes to Financial Statements.

GROWTH FUND SCHEDULE OF INVESTMENTS
November 30, 2010

	Shares	Value
COMMON STOCKS - 100.0%

Consumer Discretionary - 10.9%
Automobiles & Parts - 0.5%
LKQ Corp. (a)	29,375	$633,766

General Retailers - 5.2%
Abercrombie & Fitch Co. Class A (b)	14,025	704,756
Bed Bath & Beyond Inc. (a)	29,400	1,285,956
Best Buy Co., Inc. (b)	36,800	1,572,096
Kohl's Corp. (a)	17,800	1,004,276
Target Corp.	34,320	1,954,181
		6,521,265
Household Products - 0.5%
Jarden Corp.	19,440	596,808

Media - 4.2%
CBS Corp. Class B	36,470	614,155
Lions Gate
Entertainment Corp. (a)	128,300	925,043
The Walt Disney Co.	26,250	958,387
Time Warner Inc.	39,275	1,158,220
Viacom Inc. Class B	42,400	1,603,992
		5,259,797
Personal Goods - 0.5%
Hanesbrands, Inc. (a)	24,000	651,600

Consumer Staples - 6.7%
Beverages - 1.2%
PepsiCo, Inc.	23,800	1,538,194

Food & Drug Retailers - 4.5%
Sysco Corp.	43,325	1,257,291
Walgreen Co.	75,325	2,625,076
Wal-Mart Stores, Inc.	33,975	1,837,708
		5,720,075
Household Goods & Home
Construction - 1.0%
The Procter & Gamble Co.	19,500	1,190,865

Energy - 15.1%
Oil & Gas Producers - 10.3%
Anadarko Petroleum Corp. (b)	20,235	1,298,278
Chevron Corp.	11,295	914,556
Devon Energy Corp.	13,670	964,692
Exxon Mobil Corp. (b)	70,670	4,915,805
Hess Corp.	37,225	2,607,611
Murphy Oil Corp.	19,925	1,345,336
Petrohawk Energy Corp. (a)	52,775	940,978
		12,987,256

Oil Equipment, Services &
Distribution - 4.8%
Helmerich & Payne, Inc.	21,500	975,240
Schlumberger Ltd.	34,519	2,669,699
Weatherford International Ltd. (a)	114,200	2,330,822
		5,975,761
Financials - 15.6%
Banks - 8.9%
Associated Banc-Corp.	144,940	1,854,507
Bank of America Corp.	244,275	2,674,811
First Horizon National Corp. (a)	126,297	1,208,662
JPMorgan Chase & Co.	49,125	1,836,292
Marshall & Ilsley Corp.	170,150	815,019
Northern Trust Corp.	44,170	2,221,751
PNC Financial Services Group, Inc.	11,450	616,583
		11,227,625
Financial Services - 6.2%
American Express Co.	23,175	1,001,623
Discover Financial Services	89,115	1,629,022
Eaton Vance Corp.	63,550	1,888,706
State Street Corp.	52,750	2,278,800
T. Rowe Price Group Inc.	16,675	972,653
		7,770,804
Insurance - 0.5%
Aflac, Inc.	11,560	595,340

Health Care - 16.5%
Health Care Equipment &
Services - 10.6%
Baxter International Inc.	32,425	1,574,234
Henry Schein, Inc. (a)	21,940	1,260,014
Medco Health Solutions, Inc. (a)	53,455	3,277,861
Medtronic, Inc.	36,350	1,218,815
Patterson Cos., Inc.	33,655	1,000,563
ResMed Inc. (a)	19,200	613,440
St. Jude Medical, Inc. (a)	65,890	2,549,284
Waters Corp. (a)	8,365	643,018
Zimmer Holdings, Inc. (a)	24,645	1,214,013
		13,351,242
Health Care Services - 1.0%
McKesson Corp.	19,675	1,257,233

Pharmaceuticals &
Biotechnology - 4.9%
Amgen Inc. (a)(b)	46,150	2,431,644
Johnson & Johnson	40,385	2,485,697
Novartis AG ADR	22,150	1,183,032
		6,100,373

See Notes to Financial Statements.

GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2010

	Shares	Value
COMMON STOCKS (continued)

Industrials - 10.2%
Aerospace & Defense - 0.9%
Lockheed Martin Corp.	17,450	$1,187,298

General Industrials - 3.5%
General Electric Co.	176,375	2,792,016
3M Co.	18,570	1,559,509
		4,351,525
Industrial Engineering - 1.0%
Illinois Tool Works Inc.	27,075	1,289,582

Industrial Transportation - 1.0%
FedEx Corp.	13,800	1,257,456

Support Services - 3.8%
Cintas Corp.	34,250	916,016
EnergySolutions (a)	394,725	1,973,625
Mobile Mini, Inc. (a)	37,075	669,945
W.W. Grainger, Inc.	10,245	1,279,908
		4,839,494
Information Technology - 25.0%
Computer Programs - 2.4%
Activision Blizzard, Inc.	54,760	642,882
Electronic Arts Inc. (a)	119,535	1,782,267
Take-Two Interactive Software,
Inc. (a)(b)	58,375	645,919
		3,071,068
Electronic & Electrical
Equipment - 0.5%
Flextronics International Ltd. (a)	92,995	674,214

Internet Programs &
Services - 1.8%
eBay Inc. (a)	75,655	2,203,830

IT Services - 2.0%
Alliance Data Systems Corp. (a)(b)	15,400	971,432
Visa Inc. Class A	20,370	1,504,324
		2,475,756
Software & Computer
Services - 5.1%
Adobe Systems Inc. (a)	45,000	1,247,850
Google Inc. Class A (a)	2,610	1,450,403
Microsoft Corp.	147,551	3,719,761
		6,418,014
Technology Hardware &
Equipment - 13.2%
Altera Corp.	38,575	1,353,597
Broadcom Corp. Class A (b)	14,740	655,783
Cisco Systems, Inc. (a)	138,015	2,644,367
EMC Corp. (a)	60,625	1,302,831
Hewlett-Packard Co.	14,150	593,310
Intel Corp.	123,400	2,606,208
JDS Uniphase Corp. (a)	108,585	1,288,904
Linear Technology Corp.	30,045	979,467
Maxim Integrated Products, Inc.	55,905	1,299,791
QUALCOMM, Inc.	55,330	2,586,124
Xilinx, Inc.	47,175	1,279,386
		16,589,768

TOTAL COMMON STOCKS
(COST $108,461,763)		125,736,009

	Principal
	Amount
SHORT-TERM INVESTMENTS - 0.1%

Variable-Rate Demand
Notes - 0.1%
American Family Financial
Services, 0.100% (c)	$136,552	136,552

Total Variable-Rate Demand Notes		136,552

TOTAL SHORT-TERM INVESTMENTS
(COST $136,552)		136,552

TOTAL INVESTMENTS - 100.1%
(COST $108,598,315)		125,872,561

TOTAL WRITTEN OPTIONS - (0.1%)
(PREMIUMS RECEIVED $(82,392))		(90,950)

NET OTHER ASSETS AND
LIABILITIES - 0.0%		47,055

NET ASSETS - 100.0%		$125,828,666

     (a) Non-income producing security.
     (b) All or a portion of this security is pledged as collateral on written options.
     (c) Interest rate shown represents the current coupon rate at November 30, 2010.

ADR: American Depository Receipt

See Notes to Financial Statements.

GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2010

	Strike	Expiration
	Price	Date	Contracts	Value
WRITTEN OPTIONS - (0.1%)
Call Options Written - (0.0%)
Abercrombie & Fitch Co. Class A	$55.00	12/18/10	(140)	$(11,900)
Alliance Data Systems Corp.	70.00	12/18/10	(50)	(1,750)
Amgen Inc.	60.00	12/18/10	(50)	(1,100)
Amgen Inc.	62.50	12/18/10	(50)	(500)
Anadarko Petroleum Corp.	70.00	12/18/10	(50)	(2,300)
Best Buy Co., Inc.	50.00	12/18/10	(50)	(200)
Broadcom Corp. Class A	47.00	12/18/10	(100)	(4,500)
Take-Two Interactive Software, Inc.	11.00	12/18/10	(48)	(2,640)

Total Call Options Written
(Premiums Received $(20,899))				(24,890)

Put Options Written - (0.1%)
Abercrombie & Fitch Co. Class A	42.00	12/18/10	(10)	(160)
Adobe Systems Inc.	28.00	12/18/10	(100)	(10,500)
Alliance Data Systems Corp.	60.00	12/18/10	(50)	(4,250)
Amgen Inc.	50.00	12/18/10	(50)	(3,150)
Amgen Inc.	52.50	12/18/10	(50)	(8,100)
Anadarko Petroleum Corp.	57.50	12/18/10	(50)	(2,250)
Bank of America Corp.	11.00	12/3/10	(200)	(4,400)
Bank of America Corp.	11.00	12/18/10	(200)	(8,400)
Best Buy Co., Inc.	41.00	12/18/10	(50)	(3,800)
Broadcom Corp. Class A	38.00	12/18/10	(100)	(1,100)
Cisco Systems, Inc.	19.00	12/3/10	(100)	(1,200)
Cisco Systems, Inc.	19.00	12/18/10	(100)	(3,400)
Lockheed Martin Corp.	65.00	12/18/10	(100)	(4,000)
PepsiCo, Inc.	62.50	12/18/10	(50)	(1,550)
Take-Two Interactive Software, Inc.	11.00	12/18/10	(100)	(4,500)
3M Co.	80.00	12/18/10	(100)	(5,300)

Total Put Options Written
(Premiums Received $(61,493))				(66,060)

TOTAL WRITTEN OPTIONS
(PREMIUMS RECEIVED $(82,392))				$(90,950)

See Notes to Financial Statements.

MIDCAP FUND INVESTMENT REVIEW (Unaudited)
November 30, 2010

Portfolio Managers
     James T. Evans, CFA
     Jason L. Stephens, CFA
     John W. Thompson, CFA

Performance

The MidCap Fund produced a total return of 21.71% for the fiscal year ended November 30, 2010, as compared to its benchmark, the Russell Midcap Index, which returned 24.04%.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 11/30/10
		Since
		Inception
	1 Year	(03/31/08)
Thompson Plumb MidCap Fund	21.71%	5.42%
Russell Midcap Index	24.04%	2.64%

Gross Expense Ratio as of 3/31/10 was 4.21%.
Net Expense Ratio after reimbursement was 1.30%.*

* The Advisor has contractually agreed to waive management fees and/or reimburse expenses incurred by the MidCap Fund through March 31, 2011.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonplumb.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all fee waivers that may be in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares, nor does it imply future performance. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index based on total market capitalization. You cannot directly invest in an index.

See Notes to Financial Statements.

MIDCAP FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2010

Management Commentary

The Fund’s strong relative stock selection in the Information Technology, Consumer Staples, and Materials sectors was offset primarily by underperforming relative selection in the Financials and Industrials sectors. A broad array of stocks helped contribute to the portfolio’s outperformance in the sectors where stock selection bested the Fund’s benchmark. We feel that in contrast with the past couple of years, negative performance in Financials during this past fiscal year wasn’t driven by lending-bank balance sheet concerns, but was instead attributable to sub-par performance in some Capital Markets stocks and to market concern over sovereign debt weakness. The MidCap Fund was largely hurt in Industrials by the poor performance of EnergySolutions, Inc. (ES), whose earnings tended to be significantly impacted by the often unpredictable timing of large contracts. EnergySolutions, Inc. also happened to be one of our favorite ideas as of the end of the Fund’s fiscal year, and we’re hopeful as we write this that the stock’s trajectory may adjust to reflect what we see as the attractiveness of this company.

Portfolio rebalancing also yielded positive results for the Fund this fiscal year. We typically determine long-term allocation targets for the Fund’s individual positions, and rebalance the Fund’s positions periodically to try to take advantage of short-term price volatility while maintaining these targets. To accomplish this, we generally trim the Fund’s holdings of securities that have significantly outperformed our expectations back to our long-term target, and purchase additional shares of securities in the portfolio that have significantly underperformed our expectations in order to raise their allocation back to our target. For example, two companies whose stocks were held by the Fund as of the end of the fiscal year, Marshall & Ilsley Corp. (MI) and Range Resources Corp. (RRC) both produced negative absolute returns over the fiscal year. However, because we added to the Fund’s positions in both these companies during dips in their respective share prices, they actually contributed positively to the Fund’s performance for the fiscal year as the stocks partially rebounded from those dips.

While we believe that portfolio rebalancing has the potential to add incremental positive return to the Fund over time, we feel security selection should remain the Fund’s primary performance driver for the remainder of the calendar year and beyond. In most cases, our fundamental theses for the worst-performing stocks in the Fund over the course of this past fiscal year remain intact as of the date we write this. This means that these stocks are also some of the holdings that we believe have the best potential to outperform their peers going forward. There is precedent from the Fund’s experience with the market bottom in March 2009 to support this approach. In March of 2009, Bare Escentuals and CBS, among other companies whose stock the Fund held at the time, had each substantially underperformed their peers over the prior six-to-nine months. But because we believed the particular issues that appeared to be contributing to the decline in the companies’ stock prices were transitory in nature, we rebalanced the Fund’s holdings to increase the number of shares of these companies held by the Fund at what turned out to be near the bottom for the prices of both stocks. Both holdings were subsequently key parts of the positive relative performance the Fund enjoyed during the rest of 2009. We are hopeful that EnergySolutions, Inc., and the other holdings that performed the worst in 2010 have the potential to follow a similar path. We see them as being quite attractively priced as of the end of the fiscal year, and feel they have the potential to grow their earnings faster than the market and that their declines are due to what we believe are short-term or superficial reasons. If we can fill the Fund with stocks like these, we believe that we can improve its potential to produce competitive returns going forward.

Looking ahead to the next fiscal year, we expect the economy to continue to show signs of recovery. Nominal Gross Domestic Product (“GDP”) has already hit a new high, and when considered together with all the cost-cutting initiatives undertaken at many companies during the past two years it seems reasonable that aggregate corporate profits could also achieve a new high during the coming fiscal year. We expect a recovering economy to produce more revenue growth for companies in 2011 than we have seen in 2010, which if coupled with sustained higher levels of productivity could cause 2011 earnings to accelerate on the upside. If this materializes, we believe there’s a good chance for attractive midcap stock appreciation in the next fiscal year.

We have also been encouraged by the level of recent merger and acquisition (“M&A”) activity involving midcap companies, including some companies that have been held by the MidCap Fund. We expect this phenomenon to continue, if interest rates don’t rise too quickly. During the first year and a half of the Fund’s existence, the contracting credit markets and difficult environment for private equity funds made the Fund’s performance more dependent on earnings growth and price-to-earnings expansion of companies in the Fund’s portfolio, and less dependent on M&A activity. This fiscal year has seen Bare Escentuals, Pactiv, Smith International and Virtual Radiologic enter into deals to be acquired, while Airgas has seen its stock price jump as a potential deal materialized. The stocks of all of these companies were held by the Fund at the time the transactions were announced or rumors of them made the news. We are hopeful these deals will be precursors to others in the next fiscal year, and we feel that this is likely to be the case as long as the economy continues to show signs of recovery.

See Notes to Financial Statements.

MIDCAP FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2010

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Midcap companies tend to have limited liquidity and greater volatility than large-capitalization companies.

Please refer to the Schedule of Investments on page 13 of this report for holdings information. The management commentary above as well as Fund holdings and asset/sector allocations should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings and asset/sector allocations are subject to change.

Current and future portfolio holdings are subject to risk.

Earnings Growth is a measure of growth in a company’s net income over a specific period, often one year.

Price to earnings (P/E) ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Top 10 Equity Holdings at 11/30/10
		% of Fund’s
Company	Industry	Net Assets
Maxim Integrated Products, Inc.	Technology Hardware	2.16%
	& Equipment
EnergySolutions	Support Services	2.12%
JDS Uniphase Corp.	Technology Hardware	2.12%
	& Equipment
Weatherford International Ltd.	Oil Equipment, Services	2.12%
	& Distribution
Murphy Oil Corp.	Oil & Gas Producers	2.10%
Discover Financial Services	Financial Services	2.06%
Electronic Arts Inc.	Computer Programs	2.00%
Henry Schein, Inc.	Health Care Equipment	1.97%
	& Services
Investment Technology	Financial Services	1.96%
Group, Inc.
Eaton Vance Corp.	Financial Services	1.95%
As of November 30, 2010, 100.0% of the Fund’s net assets were in equity, cash and short-term instruments.

See Notes to Financial Statements.

MIDCAP FUND SCHEDULE OF INVESTMENTS
November 30, 2010

	Shares	Value
COMMON STOCKS - 100.0%

Consumer Discretionary - 16.9%
Automobiles & Parts - 1.0%
LKQ Corp. (a)	7,110	$153,398

General Retailers - 5.5%
Abercrombie & Fitch Co. Class A	5,245	263,561
Bed Bath & Beyond Inc. (a)	6,135	268,345
Jos. A. Bank Clothiers, Inc. (a)	2,815	126,788
Nordstrom, Inc.	4,815	206,082
		864,776
Household Products - 2.5%
Jarden Corp.	8,710	267,397
The Middleby Corp. (a)	1,525	122,717
		390,114
Media - 2.2%
CBS Corp. Class B	6,935	116,785
Lions Gate Entertainment Corp. (a)	30,871	222,580
		339,365
Personal Goods - 3.9%
Coach, Inc.	5,378	304,072
Hanesbrands, Inc. (a)	11,058	300,225
		604,297
Travel & Leisure - 1.8%
Darden Restaurants, Inc.	5,921	289,833

Consumer Staples - 2.2%
Food Producers - 2.2%
McCormick & Co., Inc.	4,343	191,135
The J. M. Smucker Co.	2,522	159,516
		350,651
Energy - 12.7%
Mining - 0.3%
CONSOL Energy Inc.	1,020	42,799

Oil & Gas Producers - 7.7%
ATP Oil & Gas Corp. (a)	5,290	77,869
Bill Barrett Corp. (a)	1,065	40,949
Chesapeake Energy Corp.	3,565	75,293
Denbury Resources Inc. (a)	2,235	40,632
Forest Oil Corp. (a)	1,275	43,631
Murphy Oil Corp.	4,876	329,228
Noble Energy, Inc.	2,388	194,025
Petrohawk Energy Corp. (a)	6,565	117,054
Pioneer Natural Resources Co.	550	44,061
Quicksilver Resources Inc. (a)	2,630	37,399
Range Resources Corp.	3,805	159,772
Swift Energy Co. (a)	1,130	41,234
		1,201,147
Oil Equipment, Services &
Distribution - 4.7%
Helmerich & Payne, Inc.	3,670	166,471
Schlumberger Ltd.	3,185	246,328
Weatherford International Ltd. (a)	16,240	331,458
		744,257
Financials - 19.1%
Banks - 8.0%
Associated Banc-Corp	23,734	303,677
First Horizon National Corp. (a)	31,850	304,804
Marshall & Ilsley Corp.	54,446	260,796
Northern Trust Corp.	4,605	231,631
Regions Financial Corp.	7,085	38,117
SunTrust Banks, Inc.	1,670	39,011
Zions Bancorporation	4,130	80,329
		1,258,365
Financial Services - 6.0%
Discover Financial Services	17,619	322,075
Eaton Vance Corp.	10,290	305,819
Investment Technology
Group, Inc. (a)	20,930	307,671
		935,565
Insurance - 5.1%
Cincinnati Financial Corp.	5,120	154,342
Genworth Financial Inc.
Class A (a)	1,835	21,396
StanCorp Financial Group, Inc.	4,643	193,149
Torchmark Corp.	3,451	198,329
Unum Group	10,706	230,072
		797,288
Health Care - 12.8%
Health Care Equipment &
Services - 11.0%
Beckman Coulter, Inc.	2,170	118,721
Henry Schein, Inc. (a)	5,369	308,342
Lincare Holdings Inc.	4,404	113,403
MedAssets Inc. (a)	8,965	166,256
Patterson Cos., Inc.	9,480	281,840
ResMed Inc. (a)	7,200	230,040
St. Jude Medical, Inc. (a)	3,000	116,070
Waters Corp. (a)	3,189	245,138
Zimmer Holdings, Inc. (a)	3,100	152,706
		1,732,516
Health Care Services - 1.8%
McKesson Corp.	2,435	155,596
MWI Veterinary Supply, Inc. (a)	1,975	120,673
		276,269

See Notes to Financial Statements.

MIDCAP FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2010

	Shares	Value
COMMON STOCKS (continued)

Industrials - 9.2%
Aerospace & Defense - 1.7%
Alliant Techsystems Inc. (a)	3,629	$268,219

Industrial Engineering - 1.2%
SPX Corp.	3,000	197,040

Support Services - 6.3%
Cintas Corp.	8,295	221,850
EnergySolutions (a)	66,310	331,550
Mobile Mini, Inc. (a)	9,145	165,250
W.W. Grainger, Inc.	2,133	266,476
		985,126

Information Technology - 20.7%
Computer Programs - 4.3%
Activision Blizzard, Inc.	13,570	159,312
Electronic Arts Inc. (a)	21,020	313,408
Take-Two Interactive
Software, Inc. (a)	17,960	198,727
		671,447
Electronic & Electrical
Equipment - 3.9%
Celestica Inc. (a)	8,981	80,021
Flextronics International Ltd. (a)	40,752	295,452
Molex Inc. Class A	13,360	232,731
		608,204
IT Services - 2.5%
Alliance Data Systems Corp. (a)	3,755	236,865
Fiserv, Inc. (a)	2,747	151,909
		388,774
Software & Computer
Services - 0.5%
Akamai Technologies, Inc. (a)	1,485	77,502

Technology Hardware &
Equipment - 9.5%
Altera Corp.	6,175	216,681
Broadcom Corp. Class A	3,915	174,178
JDS Uniphase Corp. (a)	27,931	331,541
Linear Technology Corp.	7,197	234,622
Maxim Integrated Products, Inc.	14,551	338,311
Xilinx, Inc.	7,146	193,800
		1,489,133
Materials - 4.0%
Chemicals - 1.7%
International Flavors &
Fragrances Inc.	5,223	274,312

Household Materials - 1.0%
The Scotts Miracle-Gro Co.
Class A	3,061	152,928

Industrial Materials - 1.3%
Nalco Holding Co.	6,918	203,528

Utilities - 2.4%
Electricity - 0.5%
Pepco Holdings, Inc.	3,985	73,125

Gas, Water & Multiutilities - 1.9%
MDU Resources Group, Inc.	9,347	191,053
SCANA Corp.	2,839	115,320
		306,373

TOTAL COMMON STOCKS
(COST $12,752,821)		15,676,351

	Principal
	Amount
SHORT-TERM INVESTMENTS - 0.0%
Variable-Rate Demand Notes - 0.0%
American Family Financial
Services, 0.100% (b)	$3,456	3,456

Total Variable-Rate Demand Notes		3,456

TOTAL SHORT-TERM INVESTMENTS
(COST $3,456)		3,456

TOTAL INVESTMENTS - 100.0%
(COST $12,756,277)		15,679,807

NET OTHER ASSETS AND
LIABILITIES - (0.0%)		(8,463)

NET ASSETS - 100.0%		$15,671,344

(a)	Non-income producing security.
(b)	Interest rate shown represents the current coupon rate at November 30, 2010.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited)
November 30, 2010

Portfolio Managers
     James T. Evans, CFA
     Jason L. Stephens, CFA
     John W. Thompson, CFA

Performance

The Bond Fund produced a total return of 7.33% for the fiscal year ended November 30, 2010, as compared to its benchmark, the Barclays Capital Intermediate U.S. Government/Credit 1-10 Year Index, which returned 5.67%, and as compared to the Barclays Capital U.S. Government/Credit 1-5 Year Index, which returned 3.68%.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 11/30/10
	1 Year	3 Year	5 Year	10 Year
Thompson Plumb Bond Fund	7.33%	9.62%	8.01%	7.01%
Barclays Capital Intermediate U.S. Gov’t/Credit 1-10 Year Index	5.67%	5.94%	5.93%	5.84%
Barclays Capital U.S. Gov’t/Credit 1-5 Year Index	3.68%	4.91%	5.27%	5.10%

Gross Expense Ratio as of 3/31/10 was 1.20%.
Net Expense Ratio after reimbursement was 0.80%.*
30-Day SEC Yield as of 11/30/10 was 2.46%.
30-Day SEC Yield (without reimbursement) as of 11/30/10 was 2.39%.

* The Advisor has contractually agreed to waive management fees and/or reimburse expenses incurred by the Bond Fund through March 31, 2011.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonplumb.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all fee waivers that may be in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares, nor does it imply future performance. The Barclays Capital Intermediate U.S. Government/Credit 1-10 Year Index is a market-value-weighted index of all investment-grade bonds with maturities of more than one year and less than 10 years. The Barclays Capital U.S. Government/Credit 1-5 Year Index is a market-value-weighted index of all investment-grade bonds with maturities of more than one year and less than 5 years. You cannot directly invest in an index.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2010

Management Commentary

The Bond Fund outperformed both its benchmark and the Barclays Capital U.S. Government/Credit 1-5 Year Index over the annual period as a result of the Fund’s larger allocation to corporate bonds. This overweighting helped performance in two ways. First, the average spread between 10-year Treasury bonds and corporate bonds at the BBB quality tier narrowed by 52 basis points, resulting in higher prices for corporate bonds. This was on top of the 21-to-53 basis point reduction in three-to-five year Treasury bond yields that occurred during the fiscal year. The spread-narrowing contributed to the Fund’s positive relative performance while the drop in the Treasury yield curve drove its positive absolute performance. Secondly, with a higher average yield than both Treasury and Agency bonds, corporate bonds tended to simply spin off more return in the form of interest income than those alternate types of bonds. With more of the Fund allocated to this higher-yielding category than its benchmark, the overall return of the Fund was able to outperform the benchmark.

Despite the decrease of 52 basis points in corporate bond spreads during the annual time period, the decline for the fiscal year-to-date as of mid-April was a much larger 95 basis points. It was after this point that a range of worries, including those relating to European sovereign debt, efforts by the Chinese government to slow China’s economy, and the Deepwater Horizon oil spill, all seem to have conspired to create a flight to quality among investors, narrowing the spread decrease to only 12 basis points. Starting at the end of August, evidence of an economic recovery began to mount and spreads narrowed again to finish the period with the 52 basis point decrease mentioned before. Because we feel the evidence of overall economic strength today is far greater as of the end of the fiscal year than it was in April of 2010, we believe corporate spreads could continue to narrow back towards their recent lows. If this happened, spreads would still be well within their historic 1-2% overall average long-run range. Such a narrowing could cause the prices of the Fund’s corporate bond holdings to appreciate from current levels. In the meantime, we expect to continue with our current “barbell” strategy of buying corporate debt with maturities of 4-5 years along with Treasury and Agency debt with maturities of 6 months or less.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in asset-backed and mortgage-backed securities involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments.

Please refer to the Schedule of Investments on page 18 of this report for holdings information. The management commentary above as well as Fund holdings should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings are subject to change.

Current and future portfolio holdings are subject to risk.

SEC Yield is a standardized yield computed by dividing the net investment income per share earned during the 30-day period prior to quarter-end and was created to allow for fairer comparisons among bond funds.

Basis point is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument.

Yield is the income earned from a bond, which takes into account the sum of the interest payment, the redemption value at the bond’s maturity, and the initial purchase price of the bond.

Ratings are provided by Standard & Poor’s, who assign a rating based on their analysis of the issuer’s credit worthiness. The highest rating given is AAA and the lowest is C.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2010

Portfolio Concentration at 11/30/10
(Includes cash and cash equivalents)
% of Total Investments
Quality
U.S. Government and Agency Issues	4.0%
AAA	0.4%
AA	7.1%
A	16.0%
BBB	66.1%
BB and Below	5.5%
Not Rated	0.5%
Short-Term Investments	0.2%
Common Stocks	0.2%
100.0%

Effective Maturity
Under 1 year	26.1%
1 to 3 years	20.3%
3 to 5 years	46.4%
5 to 10 years	6.9%
Over 10 years	0.1%
Common Stocks	0.2%
100.0%

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS
November 30, 2010

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 0.2%

Financials - 0.2%
Financial Services - 0.2%
CIT Group, Inc. (a)	17,450	$688,577

TOTAL COMMON STOCKS
(COST $501,587)		688,577

BONDS - 100.7%
Asset-Backed Securities - 1.7%
General American Railcar 1997-1
6.690% due 9/20/2016 (e)	$141,232	146,561

General American Railcar II
6.210% due 9/20/2017	5,413,594	5,556,508

General American Railcar III
7.760% due 8/20/2018 (e)	1,752,267	1,844,418

Total Asset-Backed Securities		7,547,487

Convertible Bonds - 3.0%
Amgen Inc.
0.125% due 2/1/2011	160,000	159,600
0.375% due 2/1/2013	782,000	779,068

EMC Corp.
1.750% due 12/1/2013	1,000,000	1,435,000

Medtronic, Inc.
1.500% due 4/15/2011	1,221,000	1,221,000
1.625% due 4/15/2013	4,073,000	4,078,091

Nabors Industries, Inc.
0.940% due 5/15/2011	2,501,000	2,491,621

NASDAQ OMX Group, Inc.
2.500% due 8/15/2013	1,236,000	1,226,730

National City Corp.
4.000% due 2/1/2011	1,600,000	1,604,000

Total Convertible Bonds		12,995,110

Corporate Bonds - 91.9%
Alcoa Inc.
6.000% due 7/15/2013	200,000	218,512

Allied Waste N.A,. Inc.
6.375% due 4/15/2011	$1,270,000	1,295,276
7.125% due 5/15/2016	7,644,000	8,112,195

AMB Property L.P.
5.450% due 12/1/2010	225,000	225,000

American Express
5.000% due 12/2/2010	1,209,000	1,209,000
6.650% due 9/15/2015	90,000	100,745
6.900% due 9/15/2015	277,000	316,051

American General Finance
6.000% due 10/15/2014	1,000,000	854,798
6.000% due 12/15/2014	1,000,000	846,805
6.900% due 12/15/2017	1,000,000	792,500

American Standard Inc.
5.500% due 4/1/2015	25,000	27,829

Amphenol Corp.
4.750% due 11/15/2014	1,698,000	1,827,518

Appalachian Power Co.
5.550% due 4/1/2011	55,000	55,851

Aquila, Inc.
7.950% due 2/1/2011	222,000	224,494

Arden Realty LP
5.250% due 3/1/2015	3,019,000	3,285,807

Aspen Insurance Holdings Ltd.
6.000% due 8/15/2014	4,116,000	4,423,840

Associated Banc-Corp
6.750% due 8/15/2011	2,622,000	2,670,651

Axis Capital Holdings
5.750% due 12/1/2014	5,622,000	6,037,027

Bank of America Corp.
4.375% due 12/1/2010	1,239,000	1,239,000
7.400% due 1/15/2011	2,064,000	2,080,246
6.500% due 2/15/2011	25,000	25,236
6.650% due 2/15/2011	30,000	30,291
6.500% due 3/15/2011	201,000	203,662

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2010

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
Bank of America Corp. (continued)
7.375% due 5/15/2014	$866,000	$967,646
5.375% due 6/15/2014	50,000	53,021
5.150% due 8/15/2015	34,000	34,129
5.350% due 9/15/2015	383,000	400,435
5.250% due 12/1/2015	333,000	344,648

Bank of New York Mellon Corp.
4.950% due 1/14/2011	88,000	88,458
5.950% due 6/17/2019	39,000	39,058

BB&T Corp.
5.200% due 12/23/2015	769,000	842,368

Bear Stearns Cos. LLC
2.590% due 3/10/2014 (b)	270,000	270,837
2.540% due 4/10/2014 (b)	100,000	99,859

Berkshire Hathaway
4.200% due 12/15/2010	1,765,000	1,767,291

Best Buy Co., Inc.
6.750% due 7/15/2013	570,000	635,358

Bio-Rad Laboratories, Inc.
6.125% due 12/15/2014	1,095,000	1,111,425
8.000% due 9/15/2016	8,704,000	9,509,120

Black Hills Corp.
9.000% due 5/15/2014	2,442,000	2,856,390

Boston Properties LP
5.625% due 4/15/2015	331,000	367,648

Boston Scientific Corp.
4.250% due 1/12/2011	850,000	852,367
5.450% due 6/15/2014	1,392,000	1,495,448
4.500% due 1/15/2015	4,197,000	4,371,184
6.250% due 11/15/2015	2,881,000	3,147,795

Brinker International
5.750% due 6/1/2014	7,922,000	8,382,633

British Telecommunications plc
9.375% due 12/15/2010	3,974,000	3,984,340

Capital One Bank
6.500% due 6/13/2013	423,000	464,522

Cardinal Health, Inc.
6.750% due 2/15/2011	25,000	25,284

Caterpillar Inc.
5.050% due 12/1/2010	355,000	355,000
5.800% due 12/15/2010	98,000	98,151
4.400% due 2/15/2011	16,000	16,104
4.500% due 2/15/2011	10,000	10,067
4.600% due 3/15/2011	75,000	75,722
4.850% due 3/15/2011	10,000	10,103
4.750% due 4/15/2011	51,000	51,652
4.800% due 4/15/2011	15,000	15,195

CBS Corp.
8.200% due 5/15/2014	967,000	1,145,279

CenterPoint Energy, Inc.
7.750% due 2/15/2011	357,000	362,007
6.850% due 6/1/2015	192,000	221,007

Chesapeake & Potomac
Telephone Co.
7.150% due 5/1/2023	127,000	134,496

CIGNA Corp.
7.000% due 1/15/2011	35,000	35,234

CIT Group, Inc.
7.000% due 5/1/2013	202,759	203,012
7.000% due 5/1/2014	304,143	301,102
7.000% due 5/1/2015	304,143	299,581
7.000% due 5/1/2016	506,906	498,035
7.000% due 5/1/2017	709,672	691,930

Citigroup, Inc.
6.500% due 1/18/2011	669,000	673,924
1.625% due 3/30/2011	25,000	25,115
5.625% due 8/27/2012	250,000	263,724
5.000% due 9/15/2014	469,000	482,391

Clorox Co.
6.125% due 2/1/2011	65,000	65,600

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2010

	Principal
	Amount	Value
BONDS (continued)
Corporate Bonds (continued)
CNA Financial Corp.
5.850% due 12/15/2014	$1,477,000	$1,583,586

Coca-Cola Co.
5.750% due 3/15/2011	231,000	234,547

Comcast Cable Communications
6.750% due 1/30/2011	257,000	259,456

Commercial Net Lease Realty, Inc.
6.250% due 6/15/2014	30,000	32,761
6.150% due 12/15/2015	443,000	479,853

CONSOL Energy Inc.
7.875% due 3/1/2012	1,252,000	1,327,120

Continental Corp.
8.375% due 8/15/2012	186,000	201,147

Corning Inc.
6.050% due 6/15/2015	1,000,000	1,001,227

Countrywide Financial Corp.
4.000% due 3/22/2011	48,000	48,493
6.730% due 4/17/2013	93,000	97,427
6.250% due 5/15/2016	925,000	963,836

Coventry Health Care, Inc.
6.300% due 8/15/2014	8,182,000	8,647,196
6.125% due 1/15/2015	1,131,000	1,192,348

Credit Suisse USA, Inc.
5.250% due 3/2/2011	88,000	89,030

Daimler Finance N.A., LLC
7.750% due 1/18/2011	587,000	592,061
5.875% due 3/15/2011	3,000,000	3,044,676

Darden Restaurants
7.450% due 4/1/2011	45,000	45,602
7.125% due 2/1/2016	75,000	87,558

Dominion Resources, Inc.
4.750% due 12/15/2010	356,000	356,370

Dow Chemical Co.
6.125% due 2/1/2011	1,786,000	1,800,009
7.600% due 5/15/2014	1,688,000	1,971,368
4.300% due 12/15/2014	127,000	128,522
5.900% due 2/15/2015	650,000	729,015

Duquesne Light Holdings Inc.
5.500% due 8/15/2015	6,710,000	7,045,118

Energen Corp.
7.625% due 12/15/2010	357,000	357,788

Fairfax Financial Holdings Ltd.
8.250% due 10/1/2015	652,000	692,750
7.750% due 6/15/2017	8,380,000	8,767,575

Federal Realty Investment Trust
4.500% due 2/15/2011	1,000,000	1,007,140

FedEx Corp.
7.250% due 2/15/2011	14,000	14,184

Fidelity National Financial, Inc.
5.250% due 3/15/2013	191,000	194,342

Fifth Third Bancorp
6.250% due 5/1/2013	1,356,000	1,483,183

First Tennessee Bank
4.500% due 5/15/2013	1,780,000	1,782,113
4.625% due 5/15/2013	4,501,000	4,503,746
5.050% due 1/15/2015	2,264,000	2,234,219
5.650% due 4/1/2016	285,000	282,599

Fortune Brands, Inc.
5.125% due 1/15/2011	634,000	636,886
4.875% due 12/1/2013	450,000	474,237
6.375% due 6/15/2014	1,143,000	1,239,910
5.375% due 1/15/2016	54,000	56,386

Freeport-McMoRan Copper &
Gold Inc.
8.250% due 4/1/2015	7,034,000	7,447,248

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2010

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
General Electric Capital Corp.
4.250% due 12/1/2010	$3,011,000	$3,011,000
5.000% due 12/1/2010	346,000	346,000
1.625% due 1/7/2011	50,000	50,066
5.200% due 2/1/2011	895,000	902,096
5.310% due 2/1/2011	136,000	136,977
6.125% due 2/22/2011	310,000	313,842
5.500% due 4/28/2011	219,000	223,495
6.000% due 10/26/2012 (c)	69,000	69,922
5.900% due 5/13/2014	450,000	502,317
5.600% due 7/15/2014	500,000	550,539
4.500% due 5/15/2015	60,000	60,236
5.250% due 6/15/2015	25,000	26,708
5.400% due 6/15/2015	59,000	63,381
5.500% due 8/15/2015	30,000	32,810
5.000% due 4/15/2016	40,000	42,027
Genworth Life Insurance Co.
5.875% due 5/3/2013 (e)	2,865,000	3,016,874
GMAC LLC
7.000% due 10/15/2011	200,000	204,067
7.250% due 8/15/2012	100,000	99,659
7.000% due 11/15/2012	50,000	49,699
7.100% due 1/15/2013	32,000	31,944
6.000% due 7/15/2013	60,000	58,732
0.000% due 6/15/2015 (d)	1,250,000	893,750
6.350% due 2/15/2016 (c)	75,000	69,702
6.500% due 2/15/2016 (c)	100,000	93,563
6.500% due 9/15/2016 (c)	87,000	81,243
7.250% due 9/15/2017	259,000	245,819
Goldman Sachs Group, Inc.
5.000% due 1/15/2011	163,000	163,803
6.875% due 1/15/2011	458,000	461,402
Harley-Davidson
5.250% due 12/15/2012 (e)	1,675,000	1,759,584
15.000% due 2/1/2014	500,000	655,343
5.750% due 12/15/2014 (e)	3,800,000	4,050,770
Harleysville Group Inc.
5.750% due 7/15/2013	82,000	81,913
Hartford Financial Services
4.000% due 12/15/2010	35,000	35,021
5.200% due 2/15/2011	132,000	133,158
5.250% due 10/15/2011	600,000	619,297
4.625% due 7/15/2013	750,000	793,622
5.050% due 7/15/2013	35,000	36,131
4.750% due 3/1/2014	825,000	863,684
Hasbro, Inc.
6.125% due 5/15/2014	1,000,000	1,099,760
HCP, Inc.
5.650% due 12/15/2013	1,455,000	1,577,640
6.000% due 3/1/2015	5,879,000	6,390,796
7.072% due 6/8/2015	703,000	795,624
Home Depot, Inc.
5.200% due 3/1/2011	264,000	267,058
Hospitality Properties Trust
6.750% due 2/15/2013	2,787,000	2,957,812
7.875% due 8/15/2014	4,804,000	5,392,677
5.125% due 2/15/2015	1,585,000	1,628,974
HRPT Properties Trust
6.950% due 4/1/2012	2,704,000	2,829,544
5.750% due 11/1/2015	3,218,000	3,397,687
HSBC Finance Corp.
4.400% due 12/15/2010	45,000	45,035
4.400% due 12/15/2010	50,000	50,038
5.250% due 1/14/2011	539,000	541,578
4.150% due 1/15/2011	60,000	60,137
4.200% due 2/15/2011	5,000	5,020
4.250% due 2/15/2011	7,000	7,029
5.150% due 2/15/2011	12,000	12,070
5.400% due 3/15/2011	25,000	25,265
5.000% due 4/15/2011	86,000	86,998
5.150% due 4/15/2011	148,000	149,533
5.450% due 4/15/2011	17,000	17,193
5.500% due 4/15/2011	104,000	105,440
6.350% due 4/15/2011	25,000	25,366
6.400% due 4/15/2011	8,000	8,119
5.700% due 7/15/2012	125,000	130,572
6.000% due 4/15/2013	621,000	664,001
3.720% due 9/15/2013 (b)	366,000	365,938

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2010

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
HSBC Finance Corp. (continued)
3.480% due 10/10/2013 (b)	$331,000	$326,488
3.260% due 1/10/2014 (b)	335,000	335,526
5.600% due 4/15/2014	75,000	80,093
5.500% due 7/15/2014	30,000	31,573
6.000% due 8/15/2014	553,000	590,859
6.000% due 8/15/2014	67,000	71,547
5.800% due 9/15/2014	153,000	162,251
5.850% due 9/15/2014	325,000	345,040
5.650% due 10/15/2014	30,000	31,573
5.750% due 10/15/2014	274,000	290,639
5.350% due 11/15/2014	30,000	31,407
HSBC USA, Inc.
7.000% due 3/22/2011	5,000	5,089
Idaho Power Co.
6.600% due 3/2/2011	112,000	113,671
Ingersoll-Rand
9.500% due 4/15/2014	1,026,000	1,255,466
Int'l. Bank for Reconstruction
and Dev. (IBRD)
0.000% due 2/15/2011 (d)	84,000	83,886
0.000% due 2/15/2011 (d)	38,000	37,948
8.600% due 3/15/2011	50,000	51,217
ITT Hartford Group
7.300% due 11/1/2015	474,000	540,585
Jefferson-Pilot Corp.
4.750% due 1/30/2014	3,739,000	3,941,426
John Hancock Life Ins. Co.
4.000% due 3/15/2011	42,000	42,123
5.450% due 9/15/2015	201,000	218,499
5.450% due 10/15/2015	29,000	31,543
5.500% due 11/15/2015	75,000	81,819
5.250% due 12/15/2015	25,000	27,237
5.500% due 12/15/2015	25,000	27,525
5.000% due 4/15/2016	60,000	64,531
Johnson Controls, Inc.
5.250% due 1/15/2011	1,830,000	1,839,908
JPMorgan Chase & Co.
2.625% due 12/1/2010	1,792,000	1,792,000
4.600% due 1/17/2011	39,000	39,200
6.750% due 2/1/2011	120,000	121,197
Kerr-McGee Corp.
6.875% due 9/15/2011	1,091,000	1,134,888
Kroger Co.
6.800% due 4/1/2011	139,000	141,806
LaSalle Funding LLC
5.000% due 12/15/2010	40,000	40,033
Lexmark International, Inc.
5.900% due 6/1/2013	2,556,000	2,753,893
Liberty Property LP
7.250% due 3/15/2011	78,000	79,174
5.650% due 8/15/2014	36,000	38,916
Lincoln National Corp.
4.750% due 2/15/2014	1,638,000	1,738,611
Loews Corp.
8.875% due 4/15/2011	119,000	122,596
Manufacturers & Traders Trust Co.
5.585% due 12/28/2020 (b)	347,000	336,429
Marriott International, Inc.
5.810% due 11/10/2015	373,000	414,447
Marshall & Ilsley Bank
5.350% due 4/1/2011	1,834,000	1,840,047
6.375% due 9/1/2011	3,069,000	3,068,681
5.300% due 9/8/2011	757,000	759,883
5.150% due 2/22/2012	648,000	643,313
4.900% due 3/15/2012	15,000	14,946
5.500% due 7/15/2012	10,000	10,050
5.250% due 9/4/2012	2,854,000	2,894,316
Masco Corp.
5.875% due 7/15/2012	1,558,000	1,605,070
7.125% due 8/15/2013	5,117,000	5,494,972
4.800% due 6/15/2015	1,452,000	1,424,415
6.125% due 10/3/2016	1,029,000	1,053,625

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2010

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
Maytag Corp.
5.000% due 5/15/2015	$50,000	$52,833
MBNA Corp.
7.500% due 3/15/2012	100,000	106,743
6.625% due 6/15/2012	75,000	79,386
5.000% due 6/15/2015	800,000	840,406
Merrill Lynch & Co.
4.050% due 12/29/2010	15,000	15,000
3.900% due 3/8/2011	30,000	29,968
4.400% due 4/26/2011	10,000	10,000
4.450% due 5/10/2011	5,000	4,992
5.450% due 2/5/2013	500,000	526,336
6.150% due 4/25/2013	455,000	488,013
0.000% due 8/30/2013 (d)	65,000	60,490
5.000% due 2/3/2014	138,000	144,021
5.450% due 7/15/2014	1,032,000	1,098,443
5.000% due 1/15/2015	243,000	253,188
5.300% due 9/30/2015	1,512,000	1,616,485
Montpelier Re Holdings Ltd.
6.125% due 8/15/2013	8,430,000	8,823,496
Morgan Stanley
5.050% due 1/21/2011	1,327,000	1,334,768
6.750% due 4/15/2011	450,000	459,831
3.148% due 6/1/2011 (b)	750,000	749,407
4.750% due 4/1/2014	4,268,000	4,434,337
6.000% due 5/13/2014	695,000	757,672
6.000% due 4/28/2015	3,540,000	3,854,179
5.375% due 10/15/2015	714,000	763,143
Mosaic Co.
7.625% due 12/1/2016 (e)	4,000,000	4,323,364
Nabisco, Inc.
7.550% due 6/15/2015	50,000	59,833
National City Bank of Indiana
4.250% due 7/1/2018	200,000	199,861
National City Corp.
4.900% due 1/15/2015	1,000,000	1,092,177
National Rural Utilities
4.050% due 12/15/2010	25,000	25,024
4.250% due 1/15/2011	30,000	30,106
5.350% due 1/15/2011	109,000	109,520
4.350% due 4/15/2011	57,000	57,633
7.200% due 10/1/2015	30,000	35,308
NationsBank Corp.
0.000% due 8/15/2013 (d)	91,000	82,483
7.750% due 8/15/2015	2,236,000	2,507,008
NiSource Finance Corp.
5.400% due 7/15/2014	215,000	237,977
10.750% due 3/15/2016	600,000	793,052
Northrop Grumman Corp.
7.125% due 2/15/2011	111,000	112,437
Ohio Casualty Corp.
7.300% due 6/15/2014	285,000	314,433
Owens Corning
6.500% due 12/1/2016	845,000	910,337
Paine Webber Group Inc.
7.625% due 2/15/2014	50,000	56,751
Peoples Energy Corp.
6.900% due 1/15/2011	644,000	648,632
PNC Funding Corp.
5.125% due 12/14/2010	209,000	209,279
5.250% due 11/15/2015	352,000	385,299
PPL Energy Supply, LLC
6.500% due 5/1/2018	1,000,000	1,148,908
Premcor Refining Group
6.750% due 2/1/2011	70,000	70,615
Principal Financial Group
4.050% due 4/15/2011	10,000	10,096
7.875% due 5/15/2014	2,750,000	3,206,382
3.028% due 4/1/2016 (b)	50,000	49,976

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2010

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
Progressive Corp.
7.000% due 10/1/2013	$25,000	$27,748
Protective Life Corp.
4.000% due 4/1/2011	53,000	53,612
4.300% due 6/1/2013	350,000	358,649
4.875% due 11/1/2014	820,000	877,246
6.150% due 6/15/2024	50,000	50,082
5.700% due 12/15/2029	114,000	114,180
Prudential Financial, Inc.
4.750% due 4/1/2014	5,000	5,346
5.100% due 9/20/2014	225,000	246,386
6.200% due 1/15/2015	1,100,000	1,237,245
5.000% due 3/16/2015	140,000	145,582
R.R. Donnelley & Sons Co.
4.950% due 4/1/2014	5,404,000	5,642,592
5.500% due 5/15/2015	3,314,000	3,424,625
Regions Financial Corp.
4.875% due 4/26/2013	1,875,000	1,753,125
7.750% due 11/10/2014	1,170,000	1,140,750
Royal Bank of Scotland Group PLC
6.375% due 2/1/2011	3,499,000	3,527,503
Ryder System, Inc.
5.000% due 4/1/2011	89,000	90,071
SBC Communications, Inc.
6.250% due 3/15/2011	217,000	220,595
Shurgard Storage Centers
7.750% due 2/22/2011	71,000	72,255
Simon Property Group, LP
5.750% due 12/1/2015	1,089,000	1,239,906
6.100% due 5/1/2016	1,000,000	1,150,305
SLM Corp.
5.400% due 10/25/2011	282,000	287,566
2.628% due 3/15/2012 (b)	145,000	139,268
2.648% due 6/15/2012 (b)	106,000	101,010
2.798% due 6/15/2012 (b)	66,000	63,268
5.150% due 8/15/2012	10,000	9,667
5.125% due 8/27/2012	731,000	742,497
2.798% due 9/15/2012 (b)	65,000	61,782
2.698% due 12/15/2012 (b)	90,000	84,804
4.500% due 12/15/2012	25,000	23,677
4.500% due 12/15/2012	87,000	84,794
5.375% due 1/15/2013	780,000	791,700
4.500% due 3/15/2013	50,000	48,568
4.700% due 6/15/2013	20,000	19,445
4.750% due 6/15/2013	24,000	23,362
4.800% due 6/15/2013	25,000	24,364
3.598% due 9/15/2013 (b)	91,000	83,894
5.000% due 10/1/2013	2,444,000	2,425,670
4.300% due 12/15/2013	1,000	925
5.150% due 12/15/2013	60,000	56,353
5.250% due 12/15/2013	30,000	28,529
3.298% due 1/1/2014 (b)	591,000	541,338
3.268% due 1/31/2014 (b)	127,000	117,123
4.700% due 3/15/2014	25,000	23,231
4.950% due 3/15/2014	15,000	13,964
5.150% due 3/15/2014	10,000	9,422
2.768% due 4/1/2014 (b)	1,185,000	1,071,145
2.948% due 4/1/2014 (b)	155,000	140,698
2.848% due 5/1/2014 (b)	500,000	457,855
5.375% due 5/15/2014	843,000	837,278
3.528% due 6/2/2014 (b)	70,000	64,801
5.100% due 6/15/2014 (c)	20,000	19,099
5.150% due 6/15/2014 (c)	26,000	24,870
5.050% due 11/14/2014	129,000	125,127
2.898% due 12/15/2014 (b)	444,000	376,459
6.500% due 12/15/2014 (b)	250,000	236,670
5.000% due 4/15/2015	225,000	213,039
3.098% due 9/15/2015 (b)	90,000	72,741
5.000% due 9/15/2015	55,000	50,377
5.000% due 9/15/2015	45,000	41,194
5.000% due 9/15/2015	25,000	22,886
3.198% due 12/15/2015 (b)	128,000	100,564
3.398% due 5/3/2019 (b)	217,000	150,691
7.000% due 6/15/2021 (c)	79,000	67,365
5.400% due 4/25/2023 (c)	50,000	36,151
StanCorp Financial Group
6.875% due 10/1/2012	535,000	568,103
Staples, Inc.
9.750% due 1/15/2014	750,000	920,315

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2010

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
Steelcase, Inc.
6.500% due 8/15/2011	$6,340,000	$6,496,953
Sunoco, Inc.
4.875% due 10/15/2014	2,147,000	2,267,223
9.625% due 4/15/2015	6,369,000	7,646,570
SunTrust Bank
5.000% due 9/1/2015	690,000	742,252
Target Corp.
6.350% due 1/15/2011	60,000	60,425
Telecom Italia
6.175% due 6/18/2014	134,000	145,083
4.950% due 9/30/2014	884,000	924,218
Textron Financial Corp.
5.400% due 4/28/2013	635,000	663,251
Torchmark Corp.
7.375% due 8/1/2013	1,320,000	1,430,439
6.375% due 6/15/2016	1,017,000	1,121,566
Transamerica Finance Corp.
0.000% due 9/1/2012 (d)	100,000	92,884
Transatlantic Holdings, Inc.
5.750% due 12/14/2015	2,590,000	2,769,940
Tyco Electronics Group
6.000% due 10/1/2012	395,000	423,494
5.950% due 1/15/2014	792,000	879,122
Tyco International Ltd.
6.750% due 2/15/2011	126,000	127,545
UDR, Inc.
6.050% due 6/1/2013	10,000	10,723
5.500% due 4/1/2014	2,386,000	2,536,977
5.250% due 1/15/2015	690,000	734,420
Union Planters Corp.
4.375% due 12/1/2010	2,168,000	2,168,000
Unitrin, Inc.
6.000% due 11/30/2015	9,750,000	9,871,017
Unum Group
7.625% due 3/1/2011	1,243,000	1,260,888
7.125% due 9/30/2016	3,200,000	3,650,045
UnumProvident Group
6.850% due 11/15/2015 (e)	1,900,000	2,112,741
Ventas Realty LP
6.500% due 6/1/2016	5,388,000	5,689,302
Verizon Communications, Inc.
5.350% due 2/15/2011	700,000	706,856
Verizon New York
6.875% due 4/1/2012	250,000	267,899
Viacom, Inc.
5.750% due 4/30/2011	278,000	282,313
6.625% due 5/15/2011	100,000	102,377
5.625% due 8/15/2012	79,000	83,934
6.250% due 4/30/2016	365,000	426,324
Virginia Electric & Power Co.
4.500% due 12/15/2010	835,000	835,797
Wachovia Bank
5.350% due 3/15/2011	76,000	77,068
4.800% due 11/1/2014	1,550,000	1,667,465
4.875% due 2/1/2015	500,000	536,195
5.000% due 8/15/2015	1,750,000	1,895,512
5.600% due 3/15/2016	50,000	55,394
5.625% due 10/15/2016	200,000	224,210
Waddell & Reed Financial, Inc.
5.600% due 1/15/2011	1,400,000	1,408,165
Waste Management, Inc.
7.650% due 3/15/2011	31,000	31,568
WellPoint Inc.
5.000% due 1/15/2011	1,076,000	1,081,320
Wells Fargo & Co.
6.450% due 2/1/2011	750,000	757,132
3.600% due 2/15/2011	20,000	20,055
5.750% due 5/16/2016	200,000	222,940

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2010

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
Westinghouse Credit
8.875% due 6/14/2014	$47,000	$55,478
Wilmington Trust Corp.
4.875% due 4/15/2013	25,000	25,782
Wisconsin Energy Corp.
6.500% due 4/1/2011	161,000	164,179
Wyeth
5.500% due 2/1/2014	1,000,000	1,128,557
Wyndham Worldwide
9.875% due 5/1/2014	7,743,000	9,022,717
Xcel Energy, Inc.
7.000% due 12/1/2010	400,000	400,000
XL Capital
6.500% due 1/15/2012	284,000	294,292
5.250% due 9/15/2014	4,220,000	4,450,058
Yum! Brands, Inc.
6.250% due 4/15/2016	791,000	917,530
Zions Bancorporation
5.000% due 11/7/2012	500,000	515,161
5.650% due 5/15/2014	1,700,000	1,661,750
7.750% due 9/23/2014	7,158,000	7,549,557

Total Corporate Bonds		401,723,481

Federal Agency Mortgage-
Backed Securities - 0.3%
Fannie Mae
6.000% due 10/1/2037,
Pool #88-8736	440,920	477,842
6.000% due 3/1/2038,
Pool #25-7134	815,418	883,702
Ginnie Mae
7.000% due 5/15/2033,
Pool #78-2071	81,822	94,010

Total Federal Agency Mortgage-
Backed Securities		1,455,554

United States Government and
Agency Issues - 3.8%
Fannie Mae
0.000% due 12/15/2010 (d)	60,000	59,982
6.080% due 12/15/2010	702,000	703,584
0.000% due 1/15/2011 (d)	150,000	149,862
0.000% due 2/1/2011 (d)	11,000	10,978
6.250% due 2/1/2011	560,000	565,102
0.000% due 2/7/2011 (d)	22,000	21,970
0.000% due 2/12/2011 (d)	117,000	116,826
0.000% due 2/15/2011 (d)	29,000	28,955
4.500% due 2/15/2011	191,000	192,739
5.500% due 3/15/2011	120,000	121,850
2.750% due 4/11/2011	63,000	63,586
5.125% due 4/15/2011	100,000	101,877
Federal Farm Credit Banks
0.300% due 12/1/2010	270,000	270,000
5.150% due 12/6/2010	490,000	490,339
6.135% due 12/13/2010	150,000	150,298
4.375% due 12/20/2010	90,000	90,200
6.300% due 12/20/2010	231,000	231,752
6.030% due 12/29/2010	435,000	436,991
0.450% due 1/4/2011	125,000	125,032
1.600% due 1/12/2011	100,000	100,163
5.750% due 1/18/2011	892,000	898,529
5.050% due 2/1/2011	122,000	122,991
2.875% due 2/14/2011	10,000	10,055
5.200% due 2/14/2011	10,000	10,102
4.875% due 2/18/2011	105,000	106,044
3.000% due 3/3/2011	175,000	176,265
6.000% due 3/7/2011	25,000	25,388
Federal Home Loan Banks
0.850% due 12/3/2010	100,000	100,004
0.250% due 12/10/2010	30,000	30,001
3.000% due 12/10/2010	60,000	60,042
3.000% due 12/10/2010	575,000	575,406
3.500% due 12/10/2010	600,000	600,494
3.875% due 12/10/2010	260,000	260,237
4.875% due 12/10/2010	250,000	250,290
5.000% due 12/10/2010 (c)	150,000	150,181
5.000% due 12/10/2010 (c)	160,000	160,191
6.100% due 12/13/2010	180,000	180,357
3.200% due 12/17/2010	55,000	55,074
0.570% due 12/29/2010	210,000	210,065
5.210% due 12/29/2010	130,000	130,509
1.200% due 12/30/2010	75,000	75,062

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2010

	Principal
	Amount	Value
BONDS (continued)

United States Government and
Agency Issues (continued)
Federal Home Loan Banks (continued)
3.150% due 1/3/2011	$1,020,000	$1,022,700
3.680% due 1/14/2011	190,000	190,796
0.750% due 1/18/2011	10,000	10,008
1.250% due 1/28/2011	10,000	10,017
4.850% due 2/4/2011	60,000	60,486
1.700% due 2/11/2011	150,000	150,446
4.000% due 2/15/2011	200,000	201,573
5.875% due 2/15/2011	120,000	121,383
0.375% due 2/18/2011	125,000	125,055
4.625% due 2/18/2011	165,000	166,571
5.000% due 3/11/2011	130,000	131,647
Federal Judiciary Office Building
0.000% due 2/15/2011 (d)	147,000	146,682
Financing Corp.
0.000% due 12/6/2010,
Series 12 (d)	56,000	55,995
0.000% due 12/6/2010,
Series 19 (d)	239,000	238,978
0.000% due 12/27/2010,
Series 13 (d)	213,000	212,899
0.000% due 2/3/2011,
Series 6 (d)	105,000	104,882
0.000% due 2/3/2011,
Series 7 (d)	68,000	67,923
0.000% due 2/3/2011,
Series D (d)	28,000	27,968
0.000% due 2/8/2011,
Series 5 (d)	42,000	41,949
0.000% due 2/8/2011,
Series 11 (d)	39,000	38,953
0.000% due 2/8/2011,
Series A (d)	211,000	210,743
0.000% due 3/7/2011,
Series 15 (d)	52,000	51,909
0.000% due 4/5/2011,
Series 17 (d)	93,000	92,786
0.000% due 4/6/2011,
Series 4 (d)	40,000	39,907
0.000% due 4/6/2011,
Series Gen (d)	130,000	129,698
Freddie Mac
0.000% due 12/15/2010 (d)	17,000	16,995
1.550% due 12/15/2010	990,000	990,519
4.500% due 12/16/2010	551,000	551,993
1.500% due 1/7/2011	233,000	233,310
4.550% due 1/20/2011	160,000	160,953
4.300% due 2/3/2011	200,000	201,421
3.320% due 2/11/2011	25,000	25,147
4.125% due 2/24/2011	731,000	737,368
5.625% due 3/15/2011	73,000	74,152
4.000% due 4/8/2011	50,000	50,657
Resolution Funding Corp.
0.000% due 1/15/2011 (d)	141,000	140,903
0.000% due 4/15/2011 (d)	141,000	140,694
Tennessee Valley Authority
0.000% due 1/15/2011 (d)	104,000	103,889
5.625% due 1/18/2011	1,154,000	1,161,801
0.000% due 4/15/2011 (d)	331,000	329,901

Total United States Government
and Agency Issues		16,791,030

TOTAL BONDS
(COST $429,488,058)		440,512,662

SHORT-TERM INVESTMENTS - 0.2%

Variable-Rate Demand Notes - 0.2%
American Family Financial
Services, 0.100% (b)	933,334	933,334

Total Variable-Rate Demand Notes		933,334

TOTAL SHORT-TERM INVESTMENTS
(COST $933,334)		933,334

TOTAL INVESTMENTS - 101.1%
(COST $430,922,979)		442,134,573

NET OTHER ASSETS AND
LIABILITIES - (1.1%)		(4,660,892)

NET ASSETS - 100.0%		$437,473,681

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2010

(a)	Non-income producing security.
(b)	Interest rate shown represents the current coupon rate at November 30, 2010.
(c)	Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.
(d)	Zero-coupon security.
(e)	Security is exempt from registration under Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

FUND EXPENSE EXAMPLES (Unaudited)
November 30, 2010

Example

A Fund shareholder may incur two types of costs: (1) transaction costs such as redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2010 to November 30, 2010.

Actual Expenses

The first line of the table below under each Fund provides information about actual account values and actual expenses for such Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below under each Fund provides information about hypothetical account values and hypothetical expenses based on such Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid During
	Account Value	Account Value	Period*
	6/1/10	11/30/10	6/1/10-11/30/10
Thompson Plumb Growth Fund
Actual	$1,000.00	$1,073.58	$6.97
Hypothetical (5% return before expenses)	$1,000.00	$1,018.28	$6.78
Thompson Plumb MidCap Fund
Actual	$1,000.00	$1,091.08	$6.81
Hypothetical (5% return before expenses)	$1,000.00	$1,018.48	$6.58
Thompson Plumb Bond Fund
Actual	$1,000.00	$1,030.69	$4.07
Hypothetical (5% return before expenses)	$1,000.00	$1,020.99	$4.05

*	Expenses are equal to the annualized expense ratio for each Fund (Growth Fund: 1.34%; MidCap Fund: 1.30%; and Bond Fund: 0.80%), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

For more information, please refer to the Funds’ Prospectus.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2010 (In thousands, except per share amounts)

	GROWTH	MIDCAP	BOND
	FUND	FUND	FUND
ASSETS
Total investments in securities, at value (Cost $108,598, $12,756 and
$430,923, respectively)	$125,873	$15,680	$442,135
Due from sale of securities	84	–	–
Receivable from fund shares sold	16	1	2,017
Dividends and interest receivable	250	21	6,359
Prepaid expenses	26	7	43
Total Assets	126,249	15,709	450,554
LIABILITIES
Call options written, at value
(Premiums received $21, $0 and $0, respectively)	25	–	–
Put options written, at value
(Premiums received $61, $0 and $0, respectively)	66	–	–
Due on purchase of securities	1	6	11,363
Payable for fund shares redeemed	178	–	1,440
Accrued expenses payable	39	26	52
Due to Advisor	111	6	225
Total Liabilities	420	38	13,080
NET ASSETS	$125,829	$15,671	$437,474
Net Assets consist of:
Capital stock ($.001 par value)	$224,096	$12,480	$420,507
Undistributed net investment income	–	–	3,610
Accumulated net realized gain (loss) on investments and options	(115,533)	267	2,145
Net unrealized appreciation on investments and options	17,266	2,924	11,212
Net Assets	$125,829	$15,671	$437,474
Shares of capital stock outstanding (unlimited shares authorized)	4,309	1,379	37,902
Offering and redemption price/Net asset value per share	$29.20	$11.36	$11.54

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
Year Ended November 30, 2010 (In thousands)

	GROWTH	MIDCAP	BOND
	FUND	FUND	FUND
Investment income
Dividends(1)	$1,885	$156	–
Interest	–	–	$12,914
	1,885	156	12,914
Expenses
Investment advisory fees	1,256	130	1,815
Shareholder servicing costs	193	32	223
Administrative and accounting services fees	123	30	165
Federal & state registration	30	33	74
Professional fees	62	43	72
Custody fees	29	10	56
Directors fees	36	14	46
Other expenses	94	11	164
Total expenses	1,823	303	2,615
Less expenses reimbursed by Advisor	–	(135)	(228)
Net expenses	1,823	168	2,387
Net investment income (loss)	62	(12)	10,527
Net realized gain on:
Investments	15,626	1,025	2,166
Written options	54	–	–
Net unrealized appreciation (depreciation) on:
Investments	(5,332)	1,407	7,583
Written options	(9)	–	–
Net gain on investments and options	10,339	2,432	9,749
Net increase in net assets resulting from operations	$10,401	$2,420	$20,276

(1)Net of foreign withholding taxes	$9	$–	$–

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
(In thousands)

	GROWTH		MIDCAP		BOND
	FUND		FUND		FUND
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,	November 30,
	2010	2009	2010	2009	2010	2009
Operations
Net investment income (loss)	$62	$407	$(12)	$7	$10,527	$4,055
Net realized gain (loss) on
investments and options	15,680	(42,167)	1,025	(407)	2,166	1,576
Net unrealized appreciation
(depreciation) on investments
and options	(5,341)	84,205	1,407	2,826	7,583	10,019
Net increase in net assets resulting
from operations	10,401	42,445	2,420	2,426	20,276	15,650
Distributions to Shareholders
Distributions from net investment
income	(243)	(1,953)	(4)	(19)	(8,114)	(3,761)
Distributions from net realized gains
on securities transactions	–	–	(56)	–	(1,011)	–
Total distributions to shareholders	(243)	(1,953)	(60)	(19)	(9,125)	(3,761)

Fund Share Transactions (See Note 4)	(28,460)	(30,233)	3,673	4,925	292,144	78,328

Total Increase (Decrease) in Net Assets	(18,302)	10,259	6,033	7,332	303,295	90,217

Net Assets
Beginning of period	144,131	133,872	9,638	2,306	134,179	43,962
End of period	$125,829	$144,131	$15,671	$9,638	$437,474	$134,179
Undistributed net investment income
included in net assets at end of
period	$–	$103	$–	$3	$3,610	$1,178

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
November 30, 2010

NOTE 1 - ORGANIZATION
Thompson Plumb Funds, Inc. (the “Company”) is a Wisconsin corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company.

The Company consists of separate mutual funds series (each, a “Fund,” and collectively, the “Funds”): Thompson Plumb Growth Fund (the “Growth Fund”), Thompson Plumb MidCap Fund (the “MidCap Fund”) and Thompson Plumb Bond Fund (the “Bond Fund”). The assets and liabilities of each Fund are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares. The objectives and strategies of each Fund are described in the Funds’ Prospectus.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION - Each Fund’s investments are valued at their market prices (generally the last reported sales price on the exchange where the securities are primarily traded or, for Nasdaq-listed securities, at their Nasdaq Official Closing Prices) or, where market quotations are not readily available or are unreliable, at fair value as determined in good faith pursuant to procedures established by the Funds’ Board of Directors (the “Funds’ Board”). Market quotations for the common stocks in which the Funds invest are nearly always readily available; however, market quotations for debt securities are often not readily available. Fair values of debt securities are typically based on valuations published by an independent pricing service, which uses various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Debt securities with remaining maturities of 60 days or less are valued at amortized cost basis. Exchange traded options are valued at the last reported sale price on an exchange on which the option is traded. If no sales are reported on a particular day, the mean between the highest bid and lowest asked quotations at the close of the exchanges will be used.

When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Pricing Policies and Procedures adopted by the Funds’ Board, which includes factors such as fundamental analytical data relating to the investment, which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue, nature and duration of any restrictions on disposition of the security and an evaluation of forces that influence the market in which the securities are purchased or sold. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. No securities in any of the Funds were fair valued as of November 30, 2010.

In accordance with generally accepted accounting principles accepted in the United States of America (“GAAP”), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. The Fund considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The determination of what constitutes “observable” requires significant judgment by the Fund. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund’s

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2010

perceived risk of that instrument. Investments whose values are based on quoted market prices in active markets, and which are therefore classified as level-1 securities, include active listed equities and certain U.S. government obligations.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs, are classified as level-2 securities. These include certain U.S. government obligations, most government agency securities, investment-grade corporate bonds, and less liquid listed equities. Level-2 investments include positions that are not traded in active markets.

Investments classified as level-3 securities have significant unobservable inputs, as they trade infrequently or not at all. Level-3 instruments include private-placement and less liquid corporate debt securities. When observable prices are not available for these securities, the Fund uses one or more valuation techniques (e.g., the market approach, the income approach, or the cost approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors. The inputs used by the Fund in estimating the value of level-3 investments include the original transaction price and recent transactions in the same or similar instruments.

The following is a summary of the inputs used to value the Funds’ investments as of November 30, 2010:

	Growth Fund
Assets	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks	$125,736,009	–	–	$125,736,009
Short-term securities	–	$136,552	–	136,552
Total Assets	$125,736,009	$136,552	–	$125,872,561
Liabilities
Options Written	$(90,950)	–	–	$(90,950)
Total Liabilities	$(90,950)	–	–	$(90,950)

	MidCap Fund
Assets	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks	$15,676,351	–	–	$15,676,351
Short-term securities	–	$3,456	–	3,456
Total Assets	$15,676,351	$3,456	–	$15,679,807

	Bond Fund
Assets	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks	$688,577	–	–	$688,577
Bonds	–	$440,512,662	–	440,512,662
Short-term securities	–	933,334	–	933,334
Total Assets	$688,577	$441,445,996	–	$442,134,573

The Funds did not invest in any level-3 investments as of and during the fiscal year ended November 30, 2010.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Investment securities transactions are accounted for on the trade date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities on the same basis for book and tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable, and have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2010

OPTIONS - Each Fund may enter into options transactions for hedging purposes and will not use these instruments for speculation. Each Fund may use options to hedge against anticipated declines in the market value of portfolio securities and increases in the market value of securities it intends to purchase and protect against exposure to interest rate changes. Each Fund may also use options to enhance total return or invest in eligible asset classes with greater efficiency and lower cost than is believed to be possible through direct investment. The use of options for hedging purposes involves certain risks and may result in a loss if changes in the value of the option move in a direction different than anticipated, rendering the hedging strategy unsuccessful.

Each Fund may write covered call/put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current fair value of the options written. Premiums received from writing options that expire unexercised are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

DERIVATIVE INSTRUMENTS - As of November 30, 2010, Growth Fund portfolio securities valued at $4,122,096 were held by the Fund as collateral for options written. The Funds had the following transactions in written covered call and put options during the fiscal year ended November 30, 2010:

	Growth Fund
	Number of
	Contracts	Premiums
Balance at November 30, 2009	–	$–
Options written	5,533	180,693
Options closed	(535)	(19,774)
Options exercised	(200)	(3,887)
Options expired	(2,850)	(74,640)
Balance at November 30, 2010	1,948	$82,392

The fair value of derivative instruments on the Statements of Assets and Liabilities as of November 30, 2010:

		Growth Fund
Derivatives not accounted for as	Location on Statements of	Value
hedging instruments	Assets and Liabilities	(In Thousands)
Liability Derivatives
Equity Contracts	Call options written, at value	$(25)
	Put options written, at value	(66)
		$(91)

The effect of derivative instruments on the Statement of Operations for the fiscal year ended November 30, 2010:

Change in
		Realized	Unrealized
		Gain/(Loss)	Gain/(Loss)
Derivatives not		on Derivatives	on Derivatives
accounted	Location of Gain/(Loss) On	Recognized in	Recognized in
for as hedging	Derivatives Recognized in	Income	Income
instruments	Income	(In Thousands)	(In Thousands)
Growth Fund
Equity Contracts	Net realized gains (losses) on:
Written options / Net unrealized
appreciation (depreciation) on:
	Written options	$54	$(9)
		$54	$(9)

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2010

SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED-DELIVERY BASIS - Each Fund may purchase securities on a when-issued or delayed-delivery basis. When-issued securities are securities purchased with delivery to occur at a later date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes a commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. Each Fund designates and maintains cash and marketable securities at least equal in value to commitments for when-issued securities.

MORTGAGE DOLLAR ROLLS - The Bond Fund may enter into mortgage dollar roll transactions in which the Fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the accompanying financial statements.

VARIABLE-RATE DEMAND NOTES - The Funds invest in short-term variable-rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these instruments to the extent the issuer defaults on its payment obligation.

PERMANENT BOOK AND TAX DIFFERENCES - Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified in the capital accounts.

EXPENSES - Each Fund is charged for those expenses that are directly attributed to it. Expenses that are not readily identifiable to a specific Fund are generally allocated among the Funds in proportion to the relative sizes of the Funds.

USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders from net investment income and realized gains on securities for the Growth Fund and MidCap Fund normally are declared at least annually. Bond Fund distributions to shareholders from net investment income normally are declared on a quarterly basis, and distributions to shareholders from realized gains on securities normally are declared at least annually. Distributions are recorded on the ex-dividend date.

FEDERAL INCOME TAXES - No provision has been made for federal income taxes since the Funds have elected to be taxed as regulated investment companies and intend to distribute substantially all income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

LINE OF CREDIT - The Funds have established an unsecured line of credit (“LOC”) with U.S. Bank N.A. which expires November 15, 2011 used primarily to finance redemption payments. Each of the individual Fund’s borrowing under the LOC is limited to either 5% of the value of that Fund’s total assets or any explicit borrowing limits imposed by the Funds’ Board, whatever is less. As of November 30, 2010, the limits established by the Funds’ Board are: Growth Fund - $6,000,000, MidCap Fund - $600,000 and Bond Fund - $20,000,000. The LOC was drawn upon during the year; however, as of November 30, 2010, there were no borrowings by the Funds outstanding under the LOC. The following table shows the average balance, average interest rate and interest expense incurred by the Funds on borrowings under the LOC for the fiscal year ended November 30, 2010.

	Average	Average	Interest
Fund	Balance	Interest Rate	Expense
Growth Fund	$257,847	3.250%	$8,512
MidCap Fund	$7,068	3.250%	$234
Bond Fund	$44,499	3.250%	$1,466

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2010

GUARANTEES AND INDEMNIFICATIONS - Under the Funds’ organizational documents, each Director, officer, employee or other agent of the Funds (including the Funds’ investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES - As of and during the fiscal year ended November 30, 2010, the Funds did not have a liability for unrecognized tax benefits in the accompanying financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the fiscal year, the Funds did not incur any interest or penalties. Generally, each of the tax years in the four-year period ended November 30, 2010 remains subject to examination by taxing authorities. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

SUBSEQUENT EVENTS - The Funds have evaluated subsequent events through the issuance of the Funds’ financial statements and have determined that such subsequent events do not have an impact on the Funds’ financial statements.

NOTE 3 - INVESTMENT ADVISORY AND ADMINISTRATIVE AND ACCOUNTING SERVICES AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
The Investment Advisory Agreement pursuant to which Thompson Investment Management, Inc. (“TIM” or “Advisor”) is retained by the Funds provides for compensation to TIM (computed daily and paid monthly) at the following annual rates: for the Growth Fund and MidCap Fund - 1.00% of the first $50 million of average daily net assets and 0.90% of average daily net assets in excess of $50 million; and for the Bond Fund - 0.65% of the first $50 million of average daily net assets and 0.60% of average daily net assets in excess of $50 million.

The Advisor is contractually bound to waive management fees and/or reimburse expenses incurred by the Funds through March 31, 2011 so that the annual operating expenses of the Funds do not exceed the following percentages of their respective average daily net assets: Growth Fund-1.40%, MidCap Fund-1.30% and Bond Fund-0.80%. For the fiscal year ended November 30, 2010, the Advisor reimbursed expenses incurred by the MidCap Fund and the Bond Fund in the amounts of $135,266 and $228,359, respectively. The Funds are not obligated to reimburse the Advisor for any fees or expenses waived in previous fiscal years.

Pursuant to an Administrative and Accounting Services Agreement, TIM maintains the Funds’ financial records in accordance with the 1940 Act, prepares all necessary financial statements of the Funds and calculates the net asset value per share of the Funds on a daily basis. As compensation for its services, each Fund pays TIM a fee computed daily and payable monthly at the annual rate of 0.15% of average daily net assets up to $30 million, 0.10% of the next $70 million of average daily net assets and 0.025% of average daily net assets in excess of $100 million, with an annual minimum fee of $30,000 per Fund. The calculations of daily net asset value are subcontracted to U.S. Bancorp Fund Services, resulting in fees paid by TIM for the fiscal year ended November 30, 2010 in the amounts of $34,287, $30,289 and $68,140 for the Growth Fund, MidCap Fund and Bond Fund, respectively.

The Funds reimburse the Advisor for a portion of amounts paid by the Advisor out of the Advisor’s own resources under various shareholder, account maintenance, networking and other services provided to the Funds by broker-dealers and other intermediaries. The amount reimbursed by the Funds is equal to (1) for those accounts maintained through a shareholder servicing arrangement, an annual rate of no more than 0.10% of the average daily net assets of the omnibus accounts in the Funds for which all broker-dealers and other intermediaries, in the aggregate, are responsible, and (2) for those accounts maintained through a networking arrangement, no more than $6 per year per account in the Funds for which the broker-dealers and other intermediaries are responsible; provided however, in all cases only one of these fees shall be applicable to the assets in an account. For the fiscal year ended November 30, 2010, the amounts reimbursed by the Funds to the Advisor were $25,815, $658 and $114,517 for the Growth Fund, MidCap Fund and Bond Fund, respectively.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2010

NOTE 4 - FUND SHARE TRANSACTIONS (in thousands)
Transactions in shares of the Funds were as follows:

	Year Ended		Year Ended
	November 30, 2010		November 30, 2009
	Shares	Dollars	Shares	Dollars
Growth Fund
Shares sold	214	$6,008	584	$12,785
Shares issued in reinvestment of dividends	9	232	92	1,864
Shares issued in reinvestment of realized gains	–	–	–	–
Shares redeemed	(1,245)	(34,700)	(2,122)	(44,882)
Net decrease	(1,022)	$(28,460)	(1,446)	$(30,233)

MidCap Fund
Shares sold	439	$4,574	730	$5,552
Shares issued in reinvestment of dividends	–	4	2	16
Shares issued in reinvestment of realized gains	6	56	–	–
Shares redeemed	(92)	(961)	(79)	(643)
Net increase	353	$3,673	653	$4,925

Bond Fund
Shares sold	37,678	$426,672	9,590	$101,920
Shares issued in reinvestment of dividends	688	7,767	345	3,361
Shares issued in reinvestment of realized gains	89	982	–	–
Shares redeemed	(12,578)	(143,277)	(2,667)	(26,953)
Net increase	25,877	$292,144	7,268	$78,328

NOTE 5 - PURCHASE AND SALE OF SECURITIES
Investment transactions for the fiscal year ended November 30, 2010 were as follows:

	Securities other than U.S.
	Government and Short-term
	Investments		U.S. Government Securities
	Purchases	Sales	Purchases	Sales
Growth Fund	$48,530,037	$76,532,074	$33,992	$33,962
MidCap Fund	$8,573,137	$4,969,191	$–	$–
Bond Fund	$276,140,936	$6,638,360	$161,492,878	$23,406,705

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2010

NOTE 6 - INCOME TAX INFORMATION
At November 30, 2010, the investment cost and aggregate unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

				Net unrealized	Distributable	Distributable
		Unrealized	Unrealized	appreciation	ordinary	long-term
	Federal tax cost	appreciation	depreciation	(depreciation)	income	capital gains
Growth Fund	$111,085,194	$21,180,005	$(6,392,638)	$14,787,367	$–	$–
MidCap Fund	$13,391,416	$3,073,806	$(785,415)	$2,288,391	$311,629	$589,944
Bond Fund	$430,922,979	$12,576,388	$(1,364,794)	$11,211,594	$3,897,667	$1,856,861

The tax basis of investments for tax and financial reporting purposes differ principally due to wash sales and straddles.

The tax components of distributions paid during the fiscal year ended November 30, 2010, capital loss carryforward as of November 30, 2010 and tax basis post-October losses as of November 30, 2010, which are not being recognized for tax purposes until the first day of the following fiscal year are:

	Ordinary	Long-term
	income	capital gains	Net capital loss	Post-October
	distributions	distributions	carryforward*	losses
Growth Fund	$243,395	$–	$113,045,007	$–
MidCap Fund	$3,505	$56,758	$–	$–
Bond Fund	$8,714,312	$411,245	$–	$–

* The Growth Fund has capital losses in the amount of $65,289,723 and $47,755,284 which expire on November 30, 2016 and November 30, 2017, respectively.

The tax components of distributions paid during the fiscal year ended November 30, 2009 are:

	Ordinary	Long-term
	income	capital gains
	distributions	distributions
Growth Fund	$1,952,982	$–
MidCap Fund	$18,875	$–
Bond Fund	$3,760,610	$–

The following distributions were declared on December 15, 2010, payable to shareholders on December 16, 2010:

	Ordinary Income		Long-term Capital Gains
	Distributions		Distributions
	Amount	Per Share	Amount	Per Share
Growth Fund	$46,532	$0.01	$–	$–
MidCap Fund	$313,728	$0.22	$589,640	$0.42
Bond Fund	$5,036,027	$0.13	$1,879,115	$0.05

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2010

NOTE 7 - INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
On January 28, 2010, the Audit Committee of the Board of Directors of the Funds approved the engagement of Cohen Fund Audit Services, Ltd. (“Cohen”) to serve as the Funds’ independent registered public accounting firm for the Funds’ fiscal year ended November 30, 2010.

During the Funds’ fiscal years ended November 30, 2008 and November 30, 2009 and through January 28, 2010, neither the Funds, nor any of the Growth Fund, MidCap Fund or Bond Fund, nor anyone on any of their behalf, consulted with Cohen regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) any matter that was the subject of a disagreement or a reportable event.

The selection of Cohen does not reflect any disagreements with or dissatisfaction by the Funds or the Audit Committee or the Board of Directors with the performance of the Funds’ prior independent registered public accounting firm, PricewaterhouseCoopers, LLP (“PwC”). The January 28, 2010 decision to dismiss PwC, effective as of the completion of the Funds’ audit for the fiscal year ended November 30, 2009, was approved by the Audit Committee of the Board of Directors of the Funds.

PwC’s reports on the Funds’ financial statements for the fiscal years ended November 30, 2008 and November 30, 2009 did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. During the Funds’ fiscal years ended November 30, 2008 and November 30, 2009 and through January 28, 2010: (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in connection with its reports on the Funds’ financial statements for such years; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K.

FINANCIAL HIGHLIGHTS

The following table presents information relating to a share of capital stock outstanding for the entire period.

	Year Ended November 30,
	2010	2009	2008	2007	2006
GROWTH FUND

Net Asset Value, Beginning of Period	$27.04	$19.75	$45.86	$49.95	$45.85
Income from Investment Operations
Net investment income	0.01	0.07	0.29	0.36	0.35
Net realized and unrealized gains (losses)
on investments and options	2.20	7.51	(19.59)	(2.49)	5.14
Total from Investment Operations	2.21	7.58	(19.30)	(2.13)	5.49
Less Distributions
Distributions from net investment income	(0.05)	(0.29)	(0.41)	(0.34)	(0.27)
Distributions from net realized gains	–	–	(6.40)	(1.62)	(1.12)
Total Distributions	(0.05)	(0.29)	(6.81)	(1.96)	(1.39)

Net Asset Value, End of Period	$29.20	$27.04	$19.75	$45.86	$49.95

Total Return	8.17%	38.88%	(49.29% )	(4.52% )	12.32%

Ratios/Supplemental Data
Net assets, end of period (millions)	$125.8	$144.1	$133.9	$533.9	$759.0
Ratios to average net assets:
Ratio of expenses	1.36%	1.54%	1.27%	1.13%	1.12%
Ratio of net investment income	0.05%	0.32%	0.56%	0.62%	0.63%
Portfolio turnover rate	37%	63%	43%	29%	17%

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

The following table presents information relating to a share of capital stock outstanding for the entire period.

				March 31, 2008
				(inception)
	Year Ended November 30,			through
				November 30,
	2010		2009	2008
MIDCAP FUND

Net Asset Value, Beginning of Period	$9.39		$6.18	$10.00
Income from Investment Operations
Net investment income	–		0.01	0.04
Net realized and unrealized gains (losses)
on investments	2.02		3.25	(3.86)
Total from Investment Operations	2.02		3.26	(3.82)
Less Distributions
Distributions from net investment income	–	(c)	(0.05)	–
Distributions from net realized gains	(0.05)		–	–
Total Distributions	(0.05)		(0.05)	–

Net Asset Value, End of Period	$11.36		$9.39	$6.18

Total Return	21.71%		53.04%	(38.20%)	(a)

Ratios/Supplemental Data
Net assets, end of period (millions)	$15.7		$9.6	$2.3
Ratios to average net assets:
Ratio of expenses	1.30%		1.30%	1.30%	(b)
Ratio of expenses without reimbursement	2.34%		4.21%	8.40%	(b)
Ratio of net investment income (loss)	(0.09%	)	0.12%	0.79%	(b)
Ratio of net investment loss
without reimbursement	(1.14%	)	(2.79% )	(6.30%)	(b)
Portfolio turnover rate	39%		61%	50%	(a)

(a) Calculated on a non-annualized basis.
(b) Calculated on an annualized basis.
(c) Less than .005 per share.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

The following table presents information relating to a share of capital stock outstanding for the entire period.

	Year Ended November 30,
	2010	2009	2008	2007	2006
BOND FUND

Net Asset Value, Beginning of Period	$11.16	$9.24	$10.34	$10.26	$10.21
Income from Investment Operations
Net investment income	0.34	0.63	0.62	0.48	0.44
Net realized and unrealized gains (losses)
on investments	0.46 (a)	2.01	(1.17)	0.08	0.11
Total from Investment Operations	0.80	2.64	(0.55)	0.56	0.55
Less Distributions
Distributions from net investment income	(0.34)	(0.72)	(0.55)	(0.48)	(0.41)
Distributions from net realized gains	(0.08)	–	–	–	(0.09)
Total Distributions	(0.42)	(0.72)	(0.55)	(0.48)	(0.50)

Net Asset Value, End of Period	$11.54	$11.16	$9.24	$10.34	$10.26

Total Return	7.33%	30.05%	(5.63% )	5.64%	5.64%

Ratios/Supplemental Data
Net assets, end of period (millions)	$437.5	$134.2	$44.0	$44.5	$32.5
Ratios to average net assets:
Ratio of expenses	0.80%	0.75%	0.59%	0.59%	0.72%
Ratio of expenses without reimbursement	0.87%	1.20%	1.18%	1.24%	1.30%
Ratio of net investment income	3.52%	6.40%	6.38%	4.92%	4.42%
Ratio of net investment income
without reimbursement	3.44%	5.95%	5.78%	4.26%	3.84%
Portfolio turnover rate	10%	85%	110%	86%	51%

(a)	Realized and unrealized gains and losses per share are balancing amounts necessary to reconcile the change in net asset value per share in the period. It does not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions.

See Notes to Financial Statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Directors
Thompson Plumb Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Thompson Plumb Funds, Inc., comprised of the Thompson Plumb Growth Fund, the Thompson Plumb MidCap Fund and the Thompson Plumb Bond Fund (the “Funds”), as of November 30, 2010, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended November 30, 2009 and the financial highlights for the periods indicated prior to the year ended November 30, 2010 were audited by another independent registered public accounting firm, who expressed unqualified opinions on those statements and highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2010 by correspondence with the Funds’ custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Thompson Plumb Funds, Inc. as of November 30, 2010, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Westlake, Ohio
January 21, 2011

DIRECTORS AND OFFICERS
(Information as of 12/31/10)

	Position(s)		Number of
	Held with		Thompson	Other
	Thompson Plumb		Plumb Funds	Directorships
Name,	Funds, Inc. and	Principal Occupation(s)	Overseen	Held
Address and Age	Length of Time Served(1)	During Past Five Years	by Director	by Director
Independent Directors:

Donald A. Nichols 918 Deming Way Madison, WI 53717 Birth date: 12/20/40	Chairman since January 2009 Director since 1987	Currently retired Director of the Robert M. La Follette School of Public Affairs at the University of Wisconsin from 2002 to 2006 Professor of Economics at the University of Wisconsin from 1966 to 2006 Chairman, Department of Economics from 1983 to 1986 and from 1988 to 1990 Economic Consultant	3	None

John W. Feldt 918 Deming Way Madison, WI 53717 Birth date: 5/2/42	Director since 1987	Currently retired Senior Vice President of Finance of the University of Wisconsin Foundation from 1984 to 2006 Former Vice President of Finance for the University of Wisconsin Foundation	3	Baird Funds, Inc. (8 funds) Nakoma Mutual Funds (1 fund)

Patricia Lipton 918 Deming Way Madison, WI 53717 Birth date: 12/9/42	Director since 2007	Currently retired Executive Director, State of Wisconsin Investment Board (“SWIB”) from 1989 to 2004 Assistant Executive Director, SWIB from 1982 to 1989 Former Director, State Tax Policy Bureau of the Wisconsin Department of Revenue	3	None

Interested Directors and Officers:

John W. Thompson(2) 918 Deming Way Madison, WI 53717 Birth date: 7/26/43	Director since 1987 Chairman from 1987 to January 2009 Chief Executive Officer since 2005 President since January 2009	President of Thompson Investment Management, Inc. (“TIM”) since January 2004 President of Thompson Plumb & Associates, Inc. (“TPA”) from June 1984 to December 2003 Treasurer of TPA from October 1993 to December 2003 A Chartered Financial Analyst	3	None

Jason L. Stephens 918 Deming Way Madison, WI 53717 Birth date: 10/15/74	Vice President since March 2009 Secretary since 2005 to 2010 Chief Compliance Officer from 2004 to 2006
  Chief Operating Officer of TIM since June 2009
  Corporate Secretary of TIM since January 2004
  Portfolio Manager of TIM since July 2007
  Research Analyst of TIM from January 2004 to June 2007
  Chief Compliance Officer of TIM from January 2004 to May 2006
  Research Analyst of TPA from June 2003 to December 2003
  A Chartered Financial Analyst
			N/A	N/A

DIRECTORS AND OFFICERS (Continued)
(Information as of 12/31/10)

	Position(s)		Number of
	Held with		Thompson	Other
	Thompson Plumb		Plumb Funds	Directorships
Name,	Funds, Inc. and	Principal Occupation(s)	Overseen	Held
Address and Age	Length of Time Served(1)	During Past Five Years	by Director	by Director
James T. Evans 918 Deming Way Madison, WI 53717 Birth date: 6/6/75	Vice President since March 2009
  Chief Investment Officer of TIM since June 2009
  Portfolio Manager of TIM since June 2008
  Research Analyst of TIM from March 2005 to June 2008
  Managing Director of Nakoma Capital Management, 2000-2005
  A Chartered Financial Analyst
			N/A	N/A

Penny M. Hubbard 918 Deming Way Madison, WI 53717 Birth date: 6/2/61	Chief Financial Officer and Treasurer since 2005	Vice President - Administrative Services of TIM since January 2004 Assistant Vice President - Client Services of TPA and various other capacities 1984-2004	N/A	N/A

Nedra S. Pierce 918 Deming Way Madison, WI 53717 Birth date: 10/2/61	Chief Compliance Officer since 2006	Chief Compliance Officer of TIM since May 2006 Director of Business Development of TIM from January 2004 to May 2006 Director of Business Development of TPA from January 1998 to December 2003	N/A	N/A

Lesley T. Bailey 918 Deming Way Madison, WI 53717 Birth date: 9/30/78	Secretary since 2010	Fund Accounting and Administration at TIM since 2004 Fund Accounting and Administration at TPA from 2001 to 2004	N/A	N/A

(1) Officers of the Investment Company serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Investment Company serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders as and when required under the 1940 Act.

(2) John W. Thompson is an “interested person” of the Investment Company by virtue of his position with the Investment Company and TIM.

ADDITIONAL INFORMATION (Unaudited)

THOMPSON PLUMB FUNDS

INVESTMENT ADVISOR
Thompson Investment Management, Inc.
918 Deming Way
Madison, Wisconsin 53717

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH 44145

LEGAL COUNSEL
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

The Statement of Additional Information contains additional information about the directors and officers of Thompson Plumb Funds, Inc. and is available without charge, upon request, by calling 1-800-999-0887.

Proxy Voting Policy

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds actually voted proxies during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-999-0887, through the Funds’ website at www.thompsonplumb.com and on the SEC’s website at www.sec.gov.

Information About Portfolio Securities

The Funds file complete schedules of their portfolio holdings with the Securities and Exchange Commission for the Funds’ first and third quarters of its fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. You may also review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-800-SEC-0330. The Funds’ Forms N-Q are also available without charge, upon request, by calling 1-800-999-0887.

ADDITIONAL INFORMATION (Unaudited) (Continued)

Board Approval of Investment Advisory Agreement

The Investment Company Act of 1940 (the “Act”) requires that the Investment Advisory Agreement (the “Agreement”) for Thompson Plumb Funds, Inc. (the “Funds”) be approved annually by a vote of a majority of the Board of Directors, including a majority of the Directors who are not parties to the Agreement or “interested persons” of the Funds as that term is defined in the Act (the “Independent Directors”). At its meeting on November 3, 2010, the Board of Directors of the Funds, including all of the Independent Directors, voted unanimously to renew the existing Agreement between the Funds and Thompson Investment Management, Inc. (the “Advisor”) for each of the Growth Fund, the MidCap Fund and the Bond Fund (each of these series of the Funds is sometimes referred to as a “Fund” in this section).

The Board’s approval was based on its consideration and evaluation of a variety of factors, including: (1) the nature, extent, and quality of the services provided by the Advisor; (2) the performance of each of the Funds in comparison to its benchmark index and to a peer group of mutual funds; (3) the management fees and total operating expenses of each Fund, including comparative information with respect to a peer group of mutual funds; (4) the extent to which economies of scale may be realized as a Fund grows; and (5) whether fee levels reflect any potential economies of scale for the benefit of shareholders.

In connection with the renewal process, both the Independent Directors as well as the full Board met separately on November 3, 2010, to consider information relevant to the renewal process. The Independent Directors and the full Board are referred to collectively as the “Board” in this section.

To facilitate evaluation of the Agreement, the Board received and reviewed information prepared or compiled by the Advisor as well as an independent analysis of each Fund’s performance and expenses prepared by Lipper Inc. (“Lipper”). Information reviewed included a memorandum from Fund counsel discussing the fiduciary duty of Directors under Section 15(c) of the Act; a memorandum from Fund management providing its recommendation for renewal of the Agreement; the Advisor’s analysis of profitability of the Agreement to the Advisor and the profitability of related service contracts with the Advisor; a separate profitability comparison prepared by Lipper; a detailed statistical report from Lipper comparing the Funds’ performance and expenses with both a comparison “group” and a comparison “universe” of other funds; information regarding the composition of and fees charged for standardized investment products offered to separately managed account clients of the Advisor; the Advisor’s Form ADV; the Agreement and other service agreements with the Advisor; and background information on the Funds’ portfolio managers and reports from the Funds’ Chief Compliance Officer. In addition, the Board had received and considered detailed information on the Funds’ investment performance and expenses at each of its quarterly meetings during the year as well as in-person reports from the Fund’s portfolio managers and reports from the Funds’ Chief Compliance Officer. Throughout the review and approval process, the Independent Directors were represented by independent legal counsel.

The Board considered the nature, extent, and quality of services provided by the Advisor, including services required to be provided under the Agreement, services required to be provided under other agreements with the Advisor and with affiliates of the Advisor, and additional services provided by the Advisor that were not required under any of those agreements. The Board considered the background and experience of the Funds’ portfolio managers, other advisory personnel, compliance personnel, and other support personnel. It noted that in addition to considering these factors at this meeting, it had also considered many of these factors during the course of its quarterly meetings over the past year. The Board noted that, in addition to investment management and broker-selection services, the Advisor prepares compliance and other materials for each of the Board’s meetings; provides office space, equipment, information technology and administrative services necessary for operation of the Funds; and performs regular compliance and risk analysis functions for the Funds. The Board believed that the nature, extent, and quality of services provided by the Advisor were comparable to those provided by advisors to comparable funds and that such services were adequate for the Funds’ needs.

In reviewing the investment performance of each of the Funds, the Board reviewed the one-, two-, three-, four-, five- and ten-year performances of the Bond Fund and Growth Fund and the one- and two-year performances of the MidCap Fund. The MidCap Fund commenced operations on March 31, 2008, so only two years of performance information was available for that Fund.

The Board noted that the performance of the Bond Fund ranked in the top 20 percent of its comparison universe over the two-, three-, four-, five- and ten-year periods, the top 20 percent of the Fund’s Lipper comparison group during the two- and three-year periods, in the top 40 percent of its comparison group for the one-, four-, five- and ten-year periods, and in the top 60 percent of its comparison universe for the one-year period. The Board further noted that the Bond Fund has outperformed its benchmark index over the one-, three-, five- and ten-year periods.

The Board observed that the investment performance of the Growth Fund during each of the periods being compared lagged the median performance of its comparison group and comparison universe. The Board also observed that the Growth Fund had outperformed its benchmark index over the ten-year period, but had underperformed that index over the one-, three- and five-year periods. The Board noted that during the past two years the portfolio managers of the Growth Fund had made an effort to reduce the variance of the Fund’s

ADDITIONAL INFORMATION (Unaudited) (Continued)

holdings on both a security-specific and sector-specific level as compared with such weightings in the Fund’s benchmark. The Board suggested that this effort was continuing to achieve its intended effect of reducing volatility, thereby reducing the risk of substantial underperformance relative to the Fund’s benchmark, and of increasing the likelihood of improving total return. The Board observed that in light of this effort, past performance information relating to the Growth Fund may be a less informative comparison metric than it might otherwise be, but that nevertheless the Fund had outperformed its benchmark during the ten-year period.

The performance of the MidCap Fund ranked near the median of both the Fund’s Lipper comparison group and its comparison universe during the one-year period and somewhat below the Fund’s benchmark index during that period, while for the two-year period the MidCap Fund ranked in the top 20 percent of both its peer group and its peer universe.

After considering the performances of the Bond Fund, Growth Fund and MidCap Fund, the Board determined that relative to the performances of comparable funds and to each Fund’s benchmark index, the performance of the Bond Fund was exceptional and that the performance of the MidCap Fund and Growth Fund was acceptable.

In reviewing the cost of services provided to the Funds and profits realized by the Advisor from these relationships, the Board compared information relating to the various management fees charged to separately managed accounts of the Advisor that have relatively analogous investment objectives as those of a Fund. Among the information reviewed by the Board was information relating to standardized investment products offered to separately managed account clients of the Advisor. The Board determined that these standardized products in most instances had investment objectives and styles that were sufficiently different from the investment objectives and styles of any of the Funds so as to make the comparison inapt. With respect to those standardized products available to separately managed account clients of the Advisor that the Board determined to be sufficiently similar in investment objective and strategy to a Fund to be relevant for comparative purposes, the Board determined that in light of the strikingly different level of services and resources required for the management of these products and the Funds, the management fees charged by the Advisor with respect to each of the Funds were reasonable relative to the management fees charged by the Advisor with respect to the relevant standardized separately managed account product.

The Board noted that the Bond Fund’s management fee, after waiver of a portion thereof by the Advisor, was at the median of its Lipper comparison group. The Board also noted that the Fund’s total expense ratio, after a waiver of certain fees by the Advisor, was slightly above the median total expense ratio in its Lipper comparison group and its Lipper comparison universe, which the Board determined was reasonable.

The information provided by Lipper indicated that the advisory fees and total expense ratio of the Growth Fund were among both the highest in the Fund’s Lipper comparison group and its comparison universe. The Board observed that the Fund’s total expense ratio had decreased slightly during the previous year, and that the Lipper expense information available to the Board was calculated as of the end of the Fund’s past fiscal year and therefore did not reflect the impact of the Advisor’s agreement to waive management fees or reimburse expenses of the Fund so that annual operating expenses for the Fund would not exceed 1.40 percent of the Fund’s average daily net assets. The Board discussed why the Growth Fund’s advisory fees and total expense ratios, even after taking into account the impact that this cap would have on the total expense ratio of the Fund, continued to appear to be higher than the total expense ratios of much of both its comparison group and its comparison universe. The Board noted that the non-management expense ratio for the Fund was materially higher than those ratios for many of the funds in the Fund’s comparison group. The Advisor indicated to the Board that a portion of the higher non-management expense ratio was attributable to atypically high transfer agent fees incurred by the Fund in 2009 as a result of a high level of closed Fund shareholder accounts. The Board observed that most of the funds in the Lipper peer expense group were part of very large fund families or complexes which had much greater leverage to negotiate more favorable non-management fees with third-party providers. The Board also considered that unlike some of the funds in the Fund’s comparison group, the Fund does not have a Rule 12b-1 fee, which it believed mitigated to some degree the difference in the total expense ratio for the Growth Fund relative to that ratio for other funds in its comparison group that did charge a Rule 12b-1 fee. Finally, the Board noted that the Advisor had committed to waive management fees or reimburse expenses of the Fund so that annual operating expenses for the Fund would not exceed 1.40 percent of the Fund’s average daily net assets through March 31, 2012, and determined that with this commitment, the management fee and total expense ratio of the Growth Fund was reasonable.

The Board noted that the MidCap Fund’s management fee, after waiver of a portion thereof by the Advisor, was the lowest management fee of the 14 funds in the MidCap Fund’s Lipper comparison group and the lowest management fee in the Fund’s Lipper comparison universe. The Board considered the reasons why the non-management expense ratio of the Fund continued to be the highest in the Fund’s Lipper comparison group. The Board observed that, consistent with its expectations, the non-management expense ratio had declined materially during the previous fiscal year as the MidCap Fund, which commenced operations in March of 2008, had attracted additional assets. Furthermore, the Board expected that this trend toward declining non-management expenses was likely to continue so long as the MidCap Fund continued to grow in assets, and that as a result these non-management expenses were likely to have a decreasing impact on the Fund’s total expenses. The Board observed that the actual total expense ratio of the Fund, despite the Fund’s

ADDITIONAL INFORMATION (Unaudited) (Continued)

relatively high non-management expenses, was lower than the median actual total expense ratio for funds in the Fund’s comparison group and only slightly higher than the median actual total expense ratio for funds in the Fund’s comparison universe, which the Board believed was reasonable.

With regard to profitability, the Board noted that the Advisor’s pre-tax profitability, both before and after accounting for marketing fees borne by the Advisor, ranked below the median for comparable firms, and that the operating margins of the Advisor were reasonable. After reviewing information provided by Lipper and reviewing the Advisor’s own analysis, the Board concluded that the cost of services provided by the Advisor and its affiliates to the Funds and the profits realized with respect thereto were reasonable.

The Board also considered whether economies of scale might be realized as the Funds’ assets increase. It noted that the Agreement provides for a fee breakpoint at $50 million of assets. This breakpoint is equal to ten basis points for the Growth Fund and MidCap Fund and five basis points for the Bond Fund. The Board considered that an increase in assets could provide economies of scale in the Funds’ operations. However, it noted that the assets of the Growth Fund had declined significantly over the past few years and thus presented no opportunity for such economies. The Board noted that assets of the MidCap Fund and in particular of the Bond Fund had grown over the past year but that each of these Funds continued to lack scale in comparison to other funds having similar investment objectives. The Board concluded that neither the MidCap Fund nor the Bond Fund was likely to realize material economies of scale until its assets grew significantly.

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Item 2. Code of Ethics.

As of the end of the period covered by this report on Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR) that applies to the Registrant’s principal executive officer, principal financial officer and principal accounting officer. The Registrant’s Code of Ethics (as defined in Item 2(b) ofr Form N-CSR) and any amendments or waivers thereto are available on the Registrant’s website at www.thompsonplumb.com.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. John Feldt, a director of the Registrant since 1987, has been determined to be an audit committee financial expert and is “independent” within the meaning of Item 3(a)(2) of Form N-CSR. Mr. Feldt, currently retired, was the Senior Vice President-Finance for the University of Wisconsin Foundation from 1984 through 2006. In such capacity, he oversaw the investment and accounting functions for the Foundation. These duties required Mr. Feldt to supervise the Foundation’s controller and approve the Foundation’s accounting and audit information.

Item 4. Principal Accountant Fees and Services.

The following table sets forth information as to the fees billed to the Registrant for each of the last two fiscal years for audit-related, tax and other services and products provided by PricewaterhouseCoopers, LLP and Cohen Fund Audit Services, Ltd, the Registrant’s principal accountant for the fiscal year ended November 30, 2009 and November 30, 2010, respectively.

	Fiscal Year Ended November 30,
	2009	2010
Audit Fees(1)	$79,390.00	$34,500.00
Audit-Related Fees(2)	$0	$2,346.00
Tax Fees(3)	$21,750.00	$9,000.00
All Other Fees(4)	$0	$0
TOTAL	$101,140.00	$45,846.00

____________________

(1)	This category relates to professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)	This category relates to assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under "Audit Fees" above. This amount includes amounts billed by PricewaterhouseCoopers with respect to time incurred by it during the successor auditor workpaper review and out-of-pocket expenses relating to its audit for the fiscal year ending November 30, 2009.

(3)	This category relates to professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. For 2009 and 2010, the tax services provided by the Registrant’s principal accountant specifically related to the preparation of the Registrant’s federal and state income and excise tax returns and a review of the Registrant’s distributions of capital gains and dividend and interest income.

(4)	This category relates to products and services provided by the principal accountant other than those reported under "Audit Fees," "Audit-Related Fees," and "Tax Fees" above.

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PricewaterhouseCoopers LLP and Cohen Fund Audit Services, Ltd. did not bill any amounts over the last two fiscal years for services or products provided to Thompson Investment Management, Inc., the Registrant's investment advisor, or any entity controlling, controlled by or under common control with such advisor that provides ongoing services for the Registrant.

     The audit committee of the Registrant’s Board of Directors has not adopted any pre-approval policies and procedures (as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X) regarding the provision of audit or non-audit services to the Registrant.

No services described in paragraphs (b)-(d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this Registrant because it is not a “listed issuer” within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6. Schedule of Investments.

The required Schedules of Investments in securities of unaffiliated issuers is included as part of the Registrant’s Annual Report to shareholders dated as of November 30, 2010 provided under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Securities Holders.

The Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

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Item 11. Controls and Procedures.

(a)
Disclosure Controls and Procedures. Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) carried out under the supervision and with the participation of the Registrant’s management, including its principal executive and financial officers, within 90 days prior to the filing date of this report on Form N-CSR, the Registrant’s principal executive and financial officers have concluded that the design and operation of the Registrant’s disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and reported within the applicable time periods.

(b)
Change in Internal Controls Over Financial Reporting. There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

The following exhibits are attached to this Form N-CSR:

Exhibit No.	Description of Exhibit
12(a)(1)
The Code of Ethics for the Registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer referred to in Item 2 was filed as Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR filed on January 28, 2005, and is incorporated herein by reference

12(a)(2)-1	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002
12(a)(2)-2	Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002
12(b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 24th day of January, 2011.

THOMPSON PLUMB FUNDS, INC.

By:	/s/ John W. Thompson
John W. Thompson, Chief Executive
Officer and President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities indicated on this 24th day of January, 2011.

By:	/s/ John W. Thompson
John W. Thompson, Chief Executive
Officer and President (Principal Executive Officer)

By:	/s/ Penny Hubbard
Penny Hubbard, Chief Financial
Officer (Principal Financial Officer)

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